Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2009

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K, which will be filed with the Securities and Exchange Commission.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2009

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009 (1)	2008	2008	2008	2008	2009 (1)	2008

Revenues
Property-liability insurance premiums	$6,517	$6,535	$6,560	$6,582	$6,668	$6,785	$6,750	$6,764	$26,194	$26,967
Life and annuity premiums and contract charges	498	482	494	484	504	468	471	452	1,958	1,895
Net investment income	1,076	1,084	1,108	1,176	1,329	1,355	1,412	1,526	4,444	5,622
Realized capital gains and losses:
Total other-than-temporary impairment losses	(641)	(539)	(471)	(725)	(893)	(1,119)	(1,265)	(458)	(2,376)	(3,735)
Portion of loss recognized in other comprehensive income	156	147	154	-	-	-	-	-	457	-
Net other-than-temporary impairment losses recognized in earnings	(485)	(392)	(317)	(725)	(893)	(1,119)	(1,265)	(458)	(1,919)	(3,735)
Sales and other realized capital gains and losses	452	(127)	645	366	(1,039)	(169)	50	(197)	1,336	(1,355)
Total realized capital gains and losses	(33)	(519)	328	(359)	(1,932)	(1,288)	(1,215)	(655)	(583)	(5,090)
Total revenues	8,058	7,582	8,490	7,883	6,569	7,320	7,418	8,087	32,013	29,394

Costs and expenses
Property-liability insurance claims and claims expense	4,451	4,573	5,002	4,720	4,641	5,971	4,776	4,676	18,746	20,064
Life and annuity contract benefits	441	382	407	387	402	418	395	397	1,617	1,612
Interest credited to contractholder funds	490	496	561	579	638	586	563	624	2,126	2,411
Amortization of deferred policy acquisition costs	1,105	1,023	1,229	1,397	1,665	980	959	1,075	4,754	4,679
Operating costs and expenses	760	744	702	801	939	814	728	792	3,007	3,273
Restructuring and related charges	18	35	32	45	19	10	(5)	(1)	130	23
Interest expense	101	106	97	88	87	88	88	88	392	351
Total costs and expenses	7,366	7,359	8,030	8,017	8,391	8,867	7,504	7,651	30,772	32,413

Gain (loss) on disposition of operations	1	2	1	3	-	3	-	(9)	7	(6)

Income (loss) from operations before income tax expense (benefit)	693	225	461	(131)	(1,822)	(1,544)	(86)	427	1,248	(3,025)

Income tax expense (benefit)	175	4	72	143	(693)	(621)	(111)	79	394	(1,346)

Net income (loss)	$518	$221	$389	$(274)	$(1,129)	$(923)	$25	$348	$854	$(1,679)

Earnings per share: (2)(3)

Net income (loss) per share - Basic	$0.96	$0.41	$0.72	$(0.51)	$(2.10)	$(1.70)	$0.05	$0.62	$1.58	$(3.06)
Weighted average shares - Basic	539.9	539.9	539.8	538.9	538.3	542.4	551.8	560.8	539.6	548.3

Net income (loss) per share - Diluted	$0.96	$0.41	$0.72	$(0.51)	$(2.10)	$(1.70)	$0.05	$0.62	$1.58	$(3.06)
Weighted average shares - Diluted	542.1	541.5	540.6	538.9	538.3	542.4	553.8	562.8	540.9	548.3

Cash dividends declared per share	$0.20	$0.20	$0.20	$0.20	$0.41	$0.41	$0.41	$0.41	$0.80	$1.64

(1)      Income tax expense for the three months ended March 31, 2009 and twelve months ended December 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)      As a result of the net loss for the three months ended March 31, 2009, September 30, 2008, December 31, 2008 and twelve months ended December 31, 2008, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million, 1.2 million, 0.1 million and 1.3 million, respectively, were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect. Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 and 2008 may not equal the year-to-date per share amount.

(3)      As a result of the adoption of new earnings per share accounting guidance in the first quarter of 2009, prior period amounts have been restated.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$604	$561	$318	$483	$530	$(183)	$680	$746	$1,966	$1,773
Restructuring and related charges, after-tax	(12)	(23)	(21)	(29)	(12)	(7)	3	1	(85)	(15)

Operating income (loss) *	592	538	297	454	518	(190)	683	747	1,881	1,758

Realized capital gains and losses, after-tax	(22)	(336)	218	(488)	(1,260)	(838)	(788)	(425)	(628)	(3,311)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(45)	18	(131)	(19)	102	110	134	39	(177)	385
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(224)	(274)	-	-	-	(224)	(274)
Non-recurring charge for DAC, after-tax	-	-	-	-	(219)	-	-	-	-	(219)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	-	4	1	4	(7)	(4)	(7)	(2)	(14)
Gain (loss) on disposition of operations, after-tax	-	1	1	2	-	2	-	(6)	4	(4)

Net income (loss)	$518	$221	$389	$(274)	$(1,129)	$(923)	$25	$348	$854	$(1,679)

Income per share - Diluted (1) (2)

Operating income (loss) before the impact of restructuring and related charges	$1.11	$1.04	$0.59	$0.90	$0.98	$(0.34)	$1.23	$1.33	$3.63	$3.23
Restructuring and related charges, after-tax	(0.02)	(0.05)	(0.04)	(0.06)	(0.02)	(0.01)	0.01	-	(0.15)	(0.02)

Operating income (loss)	1.09	0.99	0.55	0.84	0.96	(0.35)	1.24	1.33	3.48	3.21

Realized capital gains and losses, after-tax	(0.04)	(0.62)	0.40	(0.90)	(2.34)	(1.54)	(1.42)	(0.76)	(1.16)	(6.04)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(0.08)	0.04	(0.24)	(0.03)	0.19	0.20	0.24	0.07	(0.33)	0.70
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(0.42)	(0.51)	-	-	-	(0.42)	(0.50)
Non-recurring charge for DAC, after-tax	-	-	-	-	(0.41)	-	-	-	-	(0.40)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	-	0.01	-	0.01	(0.01)	(0.01)	(0.01)	-	(0.02)
(Loss) gain on disposition of operations, after-tax	-	-	-	-	-	-	-	(0.01)	0.01	(0.01)

Net income (loss)	$0.96	$0.41	$0.72	$(0.51)	$(2.10)	$(1.70)	$0.05	$0.62	$1.58	$(3.06)

Weighted average shares - Diluted	542.1	541.5	540.6	538.9	538.3	542.4	553.8	562.8	540.9	548.3

(1)      As a result of the net loss for the three months ended March 31, 2009, September 30, 2008, December 31, 2008 and twelve months ended December 31, 2008, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million, 1.2 million, 0.1 million and 1.3 million, respectively, were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.  Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 and 2008 may not equal the year-to-date per share amount.

(2)      As a result of the adoption of new earnings per share accounting guidance in the first quarter of 2009, prior period amounts have been restated.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Property-Liability
Property-liability insurance premiums	$6,517	$6,535	$6,560	$6,582	$6,668	$6,785	$6,750	$6,764	$26,194	$26,967
Net investment income	324	326	334	344	387	386	431	470	1,328	1,674
Realized capital gains and losses	235	(290)	201	(314)	(792)	(634)	(238)	(194)	(168)	(1,858)

Total Property-Liability revenues	7,076	6,571	7,095	6,612	6,263	6,537	6,943	7,040	27,354	26,783

Allstate Financial
Life and annuity premiums and contract charges	498	482	494	484	504	468	471	452	1,958	1,895
Net investment income	737	744	764	819	916	937	943	1,015	3,064	3,811
Realized capital gains and losses	(275)	(234)	121	(43)	(1,131)	(599)	(965)	(432)	(431)	(3,127)

Total Allstate Financial revenues	960	992	1,379	1,260	289	806	449	1,035	4,591	2,579

Corporate and Other
Service fees (1)	2	3	1	3	3	2	3	2	9	10
Net investment income	15	14	10	13	26	32	38	41	52	137
Realized capital gains and losses	7	5	6	(2)	(9)	(55)	(12)	(29)	16	(105)

Total Corporate and Other revenues before reclassification of services fees	24	22	17	14	20	(21)	29	14	77	42

Reclassification of service fees (1)	(2)	(3)	(1)	(3)	(3)	(2)	(3)	(2)	(9)	(10)

Total Corporate and Other revenues	22	19	16	11	17	(23)	26	12	68	32

Consolidated revenues	$8,058	$7,582	$8,490	$7,883	$6,569	$7,320	$7,418	$8,087	$32,013	$29,394

(1)  For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2009	2009	2009	2009	2008

Assets
Investments
Fixed income securities, at fair value (amortized cost $81,243, $81,367, $79,890, $77,322 and $77,104)	$78,766	$78,561	$72,766	$68,438	$68,608
Equity securities, at fair value (cost $4,845, $4,274, $3,483, $2,947 and $3,137)	5,024	4,603	3,297	2,410	2,805
Mortgage loans	7,935	8,853	9,406	9,710	10,229
Limited partnership interests	2,744	2,770	2,464	2,482	2,791
Short-term, at fair value (amortized cost $3,056, $3,470, $6,070, $8,124 and $8,903)	3,056	3,470	6,070	8,125	8,906
Other	2,308	2,369	2,455	2,708	2,659
Total investments	99,833	100,626	96,458	93,873	95,998

Cash	612	727	667	837	415
Premium installment receivables, net	4,839	4,970	4,794	4,766	4,842
Deferred policy acquisition costs	5,470	6,916	8,228	8,379	8,542
Reinsurance recoverables, net (1)	6,355	6,460	6,621	6,651	6,403
Accrued investment income	864	901	859	906	884
Deferred income taxes	1,870	1,520	2,710	3,486	3,794
Property and equipment, net	990	1,013	1,031	1,044	1,059
Goodwill	875	874	874	874	874
Other assets	1,872	2,471	2,656	2,180	3,748
Separate Accounts	9,072	9,026	8,193	7,375	8,239

Total assets	$132,652	$135,504	$133,091	$130,371	$134,798

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,167	$19,176	$19,271	$19,124	$19,456
Reserve for life-contingent contract benefits	12,910	12,849	12,835	12,669	12,881
Contractholder funds	52,582	53,336	53,999	56,621	58,413
Unearned premiums	9,822	10,069	9,755	9,685	10,024
Claim payments outstanding	742	772	813	629	790
Other liabilities and accrued expenses	5,726	6,081	6,469	6,338	6,663
Long-term debt	5,910	6,661	6,658	5,659	5,659
Separate Accounts	9,072	9,026	8,193	7,375	8,239
Total liabilities	115,931	117,970	117,993	118,100	122,125

Equity
Common stock, 537 million, 536 million, 536 million, 536 million and 536 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,172	3,160	3,144	3,129	3,130
Retained income	31,492	31,083	30,969	29,825	30,207
Deferred ESOP expense	(47)	(47)	(47)	(46)	(49)
Treasury stock, at cost ($363 million, $364 million, $364 million, $364 million and $364 million)	(15,828)	(15,832)	(15,835)	(15,836)	(15,855)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(441)	(411)	(380)	-	-
Other unrealized net capital gains and losses	(1,072)	(1,218)	(4,374)	(6,227)	(5,767)
Unrealized adjustment to DAC, DSI and insurance reserves	643	1,741	2,642	2,460	2,029
Total unrealized net capital gains and losses	(870)	112	(2,112)	(3,767)	(3,738)
Unrealized foreign currency translation adjustments	46	42	17	(3)	5
Unrecognized pension and other postretirement benefit cost	(1,282)	(1,022)	(1,077)	(1,069)	(1,068)
Total accumulated other comprehensive loss	(2,106)	(868)	(3,172)	(4,839)	(4,801)
Total shareholders’ equity	16,692	17,505	15,068	12,242	12,641
Noncontrolling interest	29	29	30	29	32
Total equity	16,721	17,534	15,098	12,271	12,673
Total liabilities and equity	$132,652	$135,504	$133,091	$130,371	$134,798

(1)           Reinsurance recoverables of unpaid losses related to Property-Liability were $2,139 million, $2,140 million, $2,162 million, $2,205 million and $2,275 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2009	2009	2009	2008	2008	2008	2008
Book value per share

Numerator:

Shareholders’ equity	$16,692	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303

Denominator:

Shares outstanding and dilutive potential shares outstanding	541.3	542.1	540.6	540.5	538.5	539.6	549.4	557.9

Book value per share	$30.84	$32.29	$27.87	$22.65	$23.47	$31.39	$35.87	$36.39

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$16,692	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303

Unrealized net capital gains and losses on fixed income securities	(967)	(81)	(1,988)	(3,314)	(3,533)	(1,515)	(550)	(514)

Adjusted shareholders’ equity	$17,659	$17,586	$17,056	$15,556	$16,174	$18,453	$20,259	$20,817

Denominator:

Shares outstanding and dilutive potential shares outstanding	541.3	542.1	540.6	540.5	538.5	539.6	549.4	557.9

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$32.62	$32.44	$31.55	$28.78	$30.04	$34.20	$36.87	$37.31

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2009	2009	2009	2008	2008	2008	2008
Return on Shareholders’ Equity

Numerator:

Net income (loss) (1)	$854	$(793)	$(1,937)	$(2,301)	$(1,679)	$210	$2,111	$3,489

Denominator:

Beginning shareholders’ equity	$12,641	$16,938	$19,709	$20,303	$21,851	$21,634	$21,560	$22,491
Ending shareholders’ equity	16,692	17,505	15,068	12,242	12,641	16,938	19,709	20,303

Average shareholders’ equity (2)	$14,667	$17,222	$17,389	$16,273	$17,246	$19,286	$20,635	$21,397

Return on shareholders’ equity	5.8%	(4.6)%	(11.1)%	(14.1)%	(9.7)%	1.1%	10.2%	16.3%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,881	$1,807	$1,079	$1,465	$1,758	$1,941	$3,024	$3,413

Denominator:

Beginning shareholders’ equity	$12,641	$16,938	$19,709	$20,303	$21,851	$21,634	$21,560	$22,491
Unrealized net capital gains and losses	(3,738)	(1,475)	(274)	(280)	888	1,376	1,430	2,058
Adjusted beginning shareholders’ equity	16,379	18,413	19,983	20,583	20,963	20,258	20,130	20,433

Ending shareholders’ equity	16,692	17,505	15,068	12,242	12,641	16,938	19,709	20,303
Unrealized net capital gains and losses	(870)	112	(2,112)	(3,767)	(3,738)	(1,475)	(274)	(280)
Adjusted ending shareholders’ equity	17,562	17,393	17,180	16,009	16,379	18,413	19,983	20,583

Average adjusted shareholders’ equity (2)	$16,971	$17,903	$18,582	$18,296	$18,671	$19,336	$20,057	$20,508

Operating income return on shareholders’ equity	11.1%	10.1%	5.8%	8.0%	9.4%	10.0%	15.1%	16.6%

(1)                Net income (loss) and operating income reflect a trailing twelve-month period.

(2)                Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2009	2009	2009	2008	2008	2008	2008

Debt

Short-term debt	$-	$-	$-	$-	$-	$-	$18	$2
Long-term debt	5,910	6,661	6,658	5,659	5,659	5,659	5,640	5,640
Total debt	$5,910	$6,661	$6,658	$5,659	$5,659	$5,659	$5,658	$5,642

Capital resources

Debt	$5,910	$6,661	$6,658	$5,659	$5,659	$5,659	$5,658	$5,642

Shareholders’ equity
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,172	3,160	3,144	3,129	3,130	3,115	3,096	3,075
Retained income	31,492	31,083	30,969	29,825	30,207	31,557	32,701	32,902
Deferred ESOP expense	(47)	(47)	(47)	(46)	(49)	(49)	(49)	(49)
Treasury stock	(15,828)	(15,832)	(15,835)	(15,836)	(15,855)	(15,852)	(15,420)	(14,997)
Unrealized net capital gains and losses	(870)	112	(2,112)	(3,767)	(3,738)	(1,475)	(274)	(280)
Unrealized foreign currency translation adjustments	46	42	17	(3)	5	48	65	63
Unrecognized pension and other postretirement benefit cost	(1,282)	(1,022)	(1,077)	(1,069)	(1,068)	(415)	(419)	(420)
Total shareholders’ equity	16,692	17,505	15,068	12,242	12,641	16,938	19,709	20,303

Total capital resources	$22,602	$24,166	$21,726	$17,901	$18,300	$22,597	$25,367	$25,945

Ratio of debt to shareholders’ equity	35.4%	38.1%	44.2%	46.2%	44.8%	33.4%	28.7%	27.8%

Ratio of debt to capital resources	26.1%	27.6%	30.6%	31.6%	30.9%	25.0%	22.3%	21.7%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$518	$221	$389	$(274)	$(1,129)	$(923)	$25	$348	$854	$(1,679)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	(4)	(1)	(12)	(74)	(109)	(126)	(82)	(59)	(91)	(376)
Realized capital gains and losses	33	519	(328)	359	1,932	1,288	1,215	655	583	5,090
(Gain) loss on disposition of operations	(1)	(2)	(1)	(3)	-	(3)	-	9	(7)	6
Interest credited to contractholder funds	490	496	561	579	638	586	563	624	2,126	2,411
Changes in:
Policy benefit and other insurance reserves	(117)	(312)	96	(244)	(532)	1,304	(154)	8	(577)	626
Unearned premiums	(253)	289	47	(330)	(380)	200	102	(281)	(247)	(359)
Deferred policy acquisition costs	43	(77)	167	381	597	(187)	(233)	(36)	514	141
Premium installment receivables, net	134	(163)	(16)	71	174	(144)	(31)	19	26	18
Reinsurance recoverables, net	16	32	(52)	(81)	50	(370)	89	(38)	(85)	(269)
Income taxes	485	(184)	(84)	1,443	(688)	(815)	(408)	47	1,660	(1,864)
Other operating assets and liabilities	(558)	215	193	(305)	(199)	447	93	(176)	(455)	165
Net cash provided by operating activities	786	1,033	960	1,522	354	1,257	1,179	1,120	4,301	3,910

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,261	7,242	4,373	4,483	3,647	5,176	6,101	8,012	21,359	22,936
Equity securities	2,258	1,089	1,675	1,872	1,527	2,902	1,854	3,252	6,894	9,535
Limited partnership interests	76	79	60	154	101	56	100	114	369	371
Mortgage loans	200	(1)	129	12	51	24	204	-	340	279
Other investments	91	167	246	16	4	4	67	96	520	171
Investment collections
Fixed income securities	1,609	1,289	1,455	1,203	1,111	1,014	1,082	1,062	5,556	4,269
Mortgage loans	671	495	126	472	239	206	264	135	1,764	844
Other investments	18	34	34	31	19	10	43	26	117	98
Investment purchases
Fixed income securities	(6,879)	(10,270)	(6,999)	(5,425)	(2,088)	(2,930)	(4,156)	(5,274)	(29,573)	(14,448)
Equity securities	(2,505)	(1,784)	(2,274)	(1,933)	(1,057)	(3,265)	(2,249)	(2,906)	(8,496)	(9,477)
Limited partnership interests	(110)	(406)	(124)	(144)	(172)	(211)	(266)	(333)	(784)	(982)
Mortgage loans	(3)	(9)	(4)	(10)	1	(63)	(93)	(345)	(26)	(500)
Other investments	(10)	(13)	(41)	-	(18)	(47)	(54)	(21)	(64)	(140)
Change in short-term investments, net	544	2,270	2,460	707	(1,503)	(176)	(3,174)	(3,430)	5,981	(8,283)
Change in other investments, net	(196)	(64)	(32)	(48)	(54)	(146)	(48)	(226)	(340)	(474)
Disposition (acquisition) of operations	-	-	-	12	-	-	(120)	-	12	(120)
Purchases of property and equipment, net	(46)	(39)	(51)	(53)	(138)	(55)	(46)	(52)	(189)	(291)
Net cash provided by (used in) investing activities	979	79	1,033	1,349	1,670	2,499	(491)	110	3,440	3,788

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt, net	-	-	-	-	-	(18)	16	2	-	-
Proceeds from issuance of long-term debt	-	3	1,000	-	1	19	-	-	1,003	20
Repayment of long-term debt	(751)	-	(1)	-	(1)	-	-	-	(752)	(1)
Contractholder fund deposits	898	802	1,152	1,298	1,286	1,663	4,211	2,824	4,150	9,984
Contractholder fund withdrawals	(1,921)	(1,749)	(4,159)	(3,577)	(2,983)	(5,056)	(3,938)	(3,503)	(11,406)	(15,480)
Dividends paid	(108)	(107)	(107)	(220)	(221)	(224)	(228)	(216)	(542)	(889)
Treasury stock purchases	(1)	-	-	(3)	(5)	(453)	(434)	(431)	(4)	(1,323)
Shares reissued under equity incentive plans, net	1	2	-	-	2	18	9	4	3	33
Excess tax benefits on share-based payment arrangements	1	-	-	(6)	-	1	1	1	(5)	3
Other	1	(3)	(48)	59	(43)	(99)	53	37	9	(52)
Net cash used in financing activities	(1,880)	(1,052)	(2,163)	(2,449)	(1,964)	(4,149)	(310)	(1,282)	(7,544)	(7,705)

NET (DECREASE) INCREASE IN CASH	(115)	60	(170)	422	60	(393)	378	(52)	197	(7)
CASH AT BEGINNING OF PERIOD	727	667	837	415	355	748	370	422	415	422
CASH AT END OF PERIOD	$612	$727	$667	$837	$415	$355	$748	$370	$612	$415

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2009

				Accretion
				(amortization)
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged to	capital gains	balance
	Sept. 30, 2009	deferred	adjustments (1) (2)	losses (2) (3)	income (2)	and losses (4)	Dec. 31, 2009

Property-Liability	$1,446	$921	$(957)	$-	$-	$-	$1,410

Allstate Financial:
Traditional life and accident and health	628	49	(27)	-	-	-	650
Interest-sensitive life	2,214	71	(40)	4	-	(3)	2,246
Fixed annuity	2,623	22	(23)	(62)	-	(1,401)	1,159
Other	5	-	-	-	-	-	5
Sub-total	5,470	142	(90)	(58)	-	(1,404)	4,060

Consolidated	$6,916	$1,063	$(1,047)	$(58)	$-	$(1,404)	$5,470

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2008

				Accretion
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged to	capital gains	balance
	Sept. 30, 2008	deferred	adjustments (1) (2)	losses (2) (3)	income (2)	and losses	Dec. 31, 2008

Property-Liability	$1,526	$900	$(973)	$-	$-	$-	$1,453

Allstate Financial:
Traditional life and accident and health	915	47	(31)	-	(336)	-	595
Interest-sensitive life	2,239	79	(48)	120	(83)	142	2,449
Fixed annuity	3,160	41	(62)	20	(269)	1,147	4,037
Variable annuity	1	-	(1)	-	-	-	-
Other	10	-	(2)	-	-	-	8
Sub-total	6,325	167	(144)	140	(688)	1,289	7,089

Consolidated	$7,851	$1,067	$(1,117)	$140	$(688)	$1,289	$8,542

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

(3)

In 2009, DAC amortization resulted primarily from realized capital gains on derivatives.  Additionally, DAC amortization reflects our decision in the second half of 2009 not to recapitalize DAC for credit losses on investments supporting certain fixed annuities following concerns that an increase in the level of expected realized capital losses in 2010 and 2011 may reduce EGP and adversely impact DAC recoverability.  In 2008, DAC accretion resulted primarily from realized capital losses on derivatives and other-than-temporary impairment losses.  Despite the recent improvement in the credit markets and the overall economy, the cumulative impact of realized capital losses through December 31, 2009 has negatively impacted both the actual and expected gross profits of our fixed annuity business.  In the fourth quarter of 2009, we reviewed and updated the gross profit assumptions used in substantially all of our fixed annuity DAC models to exclude excess realized capital losses when determining gross profits used for calculating DAC amortization.  This is consistent with our decision not to record negative amortization related to realized capital losses for these fixed annuities, which is expected to be our practice during periods when realized capital losses are reported.  This treatment results in a lower DAC amortization rate for these fixed annuities.  The lower rate of amortization will be applied to a higher level of actual gross profits, as gross profits used to determine DAC amortization will exclude excess realized capital losses.

(4)

Represents the change in the DAC adjustment for unrealized capital gains and losses.  The DAC adjustment balance represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  The DAC adjustment balance, subject to limitations, is determined by applying the DAC amortization rate to unrealized net capital gains or losses.  The fixed annuity DAC adjustment for unrealized capital gains and losses declined as of December 31, 2009 as a result of lower unrealized capital losses and the lower rate of DAC amortization used for certain fixed annuities discussed above.  Changes in the DAC adjustment balance relating to unrealized capital gains and losses are reported through other comprehensive income.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs									Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2009									Acquisition Costs as of December 31, 2009

			Impact of			Amortization
		Impact of	adoption of new			relating to	Amortization			DAC before		DAC after
		adoption of new	OTTI accounting			realized	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	OTTI accounting	effect of	Acquisition	Amortization	capital	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	before	unrealized capital	costs	before	gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2008	unrealized impact (1)	gains and losses (2)	deferred	adjustments (3) (4)	losses (4)	to income (4)	and losses	Dec. 31, 2009	and losses	and losses	and losses

Property-Liability	$1,453	$-	$-	$3,746	$(3,789)	$-	$-	$-	$1,410	$1,410	$-	$1,410

Allstate Financial:
Traditional life and accident and health	595	-	-	162	(107)	-	-	-	650	650	-	650
Interest-sensitive life	2,449	(6)	6	230	(176)	(4)	12	(265)	2,246	2,149	97	2,246
Fixed annuity	4,037	(170)	170	103	(186)	(212)	(289)	(2,294)	1,159	386	773	1,159
Other	8	-	-	-	(3)	-	-	-	5	5	-	5
Sub-total	7,089	(176)	176	495	(472)	(216)	(277)	(2,559)	4,060	3,190	870	4,060

Consolidated	$8,542	$(176)	$176	$4,241	$(4,261)	$(216)	$(277)	$(2,559)	$5,470	$4,600	$870	$5,470

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2008							Acquisition Costs as of December 31, 2008

				Accretion
				relating to	Amortization			DAC before		DAC after
				realized	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	Balance	costs	before	gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2007	deferred	adjustments (3) (4)	losses (4)	to income (4)	and losses	Dec. 31, 2008	and losses	and losses	and losses

Property-Liability	$1,477	$3,951	$(3,975)	$-	$-	$-	$1,453	$1,453	$-	$1,453

Allstate Financial:
Traditional life and accident and health	882	160	(111)	-	(336)	-	595	595	-	595
Interest-sensitive life	1,911	304	(178)	141	(75)	346	2,449	2,093	356	2,449
Fixed annuity	1,489	212	(258)	374	(252)	2,472	4,037	1,140	2,897	4,037
Variable annuity	2	-	(2)	-	-	-	-	-	-	-
Other	7	8	(7)	-	-	-	8	8	-	8
Sub-total	4,291	684	(556)	515	(663)	2,818	7,089	3,836	3,253	7,089

Consolidated	$5,768	$4,635	$(4,531)	$515	$(663)	$2,818	$8,542	$5,289	$3,253	$8,542

(1)

The adoption of new accounting guidance for the recognition of other-than-temporary impairments of fixed income securities (“new OTTI accounting”) resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009. The adjustment was recorded as a reduction of the DAC balance and retained earnings.

(2)

The adoption of new OTTI accounting resulted in an adjustment to DAC due to the change in unrealized capital gains and losses balance that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized net capital gains and losses.

(3)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(4)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	At or for the Year Ended December 31,

	2009	2008	2007	2006	2005
Consolidated statements of operations data:
Insurance premiums and contract charges	$28,152	$28,862	$29,099	$29,333	$29,088
Net investment income	4,444	5,622	6,435	6,177	5,746
Realized capital gains and losses	(583)	(5,090)	1,235	286	549
Total revenues	$32,013	$29,394	$36,769	$35,796	$35,383

Operating income	$1,881	$1,758	$3,863	$4,888	$1,582
Realized capital gains and losses, after-tax	(628)	(3,311)	798	186	360
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(177)	385	12	36	(103)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(224)	(274)	-	-	-
Non-recurring items, after-tax (1)	-	(219)	-	(18)	(22)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(2)	(14)	(29)	(36)	(40)
Gain (loss) on disposition of operations, after-tax	4	(4)	(8)	(63)	(12)
Net income (loss)	$854	$(1,679)	$4,636	$4,993	$1,765
Income per share - Diluted (2)
Operating income	$3.48	$3.21	$6.47	$7.66	$2.37
Realized capital gains and losses, after-tax	(1.16)	(6.04)	1.33	0.29	0.54
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(0.33)	0.70	0.02	0.06	(0.15)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(0.42)	(0.50)	-	-	-
Non-recurring items, after-tax (1)	-	(0.40)	-	(0.03)	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(0.02)	(0.05)	(0.05)	(0.06)
Gain (loss) on disposition of operations, after-tax	0.01	(0.01)	(0.01)	(0.10)	(0.02)
Net income (loss)	$1.58	$(3.06)	$7.76	$7.83	$2.65
Net income (loss) per share - Basic	$1.58	$(3.06)	$7.80	$7.88	$2.67

Consolidated statements of financial position data:
Investments	$99,833	$95,998	$118,980	$119,757	$118,297
Total assets	132,652	134,798	156,408	157,554	156,072
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	84,659	90,750	94,052	93,683	94,639
Debt	5,910	5,659	5,640	4,662	5,300
Shareholders’ equity	16,692	12,641	21,851	21,846	20,186
Book value per share (2)	30.84	23.47	38.54	34.80	31.01

Operating ratios:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.7x	1.9x	1.5x	1.4x	1.8x

Other operating data:
Total employees (excluding agents) (3)	36,000	38,500	38,400	37,200	38,900
Total Allstate agencies (3)	14,200	14,700	15,000	14,800	14,100

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

(2)	As a result of the adoption of new earnings per share accounting guidance in the first quarter of 2009, prior period amounts have been restated.
(3)	Rounded to the nearest hundred.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009 (1)	2008	2008	2008	2008	2009 (1)	2008

Premiums written *	$6,277	$6,810	$6,615	$6,269	$6,301	$6,966	$6,803	$6,514	$25,971	$26,584
Decrease (increase) in unearned premium	248	(315)	(70)	337	424	(181)	(154)	294	200	383
Other	(8)	40	15	(24)	(57)	-	101	(44)	23	-

Premiums earned	6,517	6,535	6,560	6,582	6,668	6,785	6,750	6,764	26,194	26,967
Claims and claims expense	(4,451)	(4,573)	(5,002)	(4,720)	(4,641)	(5,971)	(4,776)	(4,676)	(18,746)	(20,064)
Amortization of deferred policy acquisition costs	(957)	(943)	(940)	(949)	(973)	(991)	(1,000)	(1,011)	(3,789)	(3,975)
Operating costs and expenses	(648)	(642)	(591)	(678)	(793)	(678)	(601)	(670)	(2,559)	(2,742)
Restructuring and related charges	(17)	(31)	(30)	(27)	(18)	(10)	5	1	(105)	(22)
Underwriting income (loss) *	444	346	(3)	208	243	(865)	378	408	995	164

Net investment income	324	326	334	344	387	386	431	470	1,328	1,674
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(2)	(3)	(3)	(1)	1	-	1	(10)	1
Income tax (expense) benefit on operations	(212)	(169)	(39)	(135)	(164)	230	(217)	(250)	(555)	(401)

Operating income (loss)	554	501	289	414	465	(248)	592	629	1,758	1,438

Realized capital gains and losses, after-tax	151	(188)	131	(316)	(519)	(412)	(153)	(125)	(222)	(1,209)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	1	2	2	1	(1)	-	(1)	7	(1)
Net income (loss)	$707	$314	$422	$100	$(53)	$(661)	$439	$503	$1,543	$228

Catastrophe losses	$328	$407	$818	$516	$260	$1,816	$698	$568	$2,069	$3,342

Operating ratios *
Claims and claims expense ratio	68.3	70.0	76.2	71.7	69.6	88.0	70.8	69.1	71.6	74.4
Expense ratio (2)	24.9	24.7	23.8	25.1	26.8	24.7	23.6	24.9	24.6	25.0
Combined ratio	93.2	94.7	100.0	96.8	96.4	112.7	94.4	94.0	96.2	99.4

Combined ratio excluding the effect of catastrophes *	88.2	88.5	87.5	89.0	92.5	85.9	84.1	85.6	88.3	87.0
Effect of catastrophe losses on combined ratio *	5.0	6.2	12.5	7.8	3.9	26.8	10.3	8.4	7.9	12.4
Combined ratio	93.2	94.7	100.0	96.8	96.4	112.7	94.4	94.0	96.2	99.4

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	88.1	88.0	87.2	88.9	91.5	85.9	84.1	85.8	88.1	86.8
Effect of catastrophe losses on combined ratio *	5.0	6.2	12.5	7.8	3.9	26.8	10.3	8.4	7.9	12.4
Effect of prior year reserve reestimates on combined ratio *	(0.4)	(0.7)	0.3	(0.8)	1.0	-	0.1	1.5	(0.4)	0.7
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	1.2	-	0.9	-	-	(0.1)	(1.7)	0.6	(0.5)
Combined ratio	93.2	94.7	100.0	96.8	96.4	112.7	94.4	94.0	96.2	99.4

Effect of restructuring and related charges on combined ratio *	0.3	0.5	0.5	0.4	0.3	0.1	(0.1)	-	0.4	0.1

Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.3	-	0.1	0.1	0.1	-	0.1	0.1	0.1

(1)      Income tax expense for the three months ended March 31, 2009 and twelve months ended December 31, 2009 includes expense of $112 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)      The decline in the expense ratio in the fourth quarter of 2009 compared to the fourth quarter of 2008 includes a reduction in the net cost of benefits totaling $36 million and a write-off in the prior year period of capitalized software costs totaling $34 million.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2009	2008	2007	2006	2005

Premiums written	$25,971	$26,584	$27,183	$27,526	$27,391
Decrease (increase) in unearned premium	200	383	17	(354)	(349)
Other	23	-	33	197	(3)

Premiums earned	26,194	26,967	27,233	27,369	27,039
Claims and claims expense	(18,746)	(20,064)	(17,667)	(16,017)	(21,175)
Amortization of deferred policy acquisition costs	(3,789)	(3,975)	(4,121)	(4,131)	(4,092)
Operating costs and expenses	(2,559)	(2,742)	(2,634)	(2,567)	(2,369)
Restructuring and related charges	(105)	(22)	(27)	(157)	(39)
Underwriting income (loss)	995	164	2,784	4,497	(636)

Net investment income	1,328	1,674	1,972	1,854	1,791

Periodic settlement and accruals on non-hedge derivative instruments	(10)	1	-	-	-
Income tax expense on operations	(555)	(401)	(1,413)	(1,963)	(63)

Operating income	1,758	1,438	3,343	4,388	1,092

Realized capital gains and losses, after-tax	(222)	(1,209)	915	227	339

Loss on disposition of operations, after-tax	-	-	-	(1)	-

Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	7	(1)	-	-	-

Net income	$1,543	$228	$4,258	$4,614	$1,431

Catastrophe losses	$2,069	$3,342	$1,409	$810	$5,674

Operating ratios
Claims and claims expense ratio	71.6	74.4	64.9	58.5	78.3
Expense ratio	24.6	25.0	24.9	25.1	24.1
Combined ratio	96.2	99.4	89.8	83.6	102.4

Combined ratio excluding the effect of catastrophes	88.3	87.0	84.6	80.6	81.4
Effect of catastrophe losses on combined ratio	7.9	12.4	5.2	3.0	21.0
Combined ratio	96.2	99.4	89.8	83.6	102.4

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	88.1	86.8	85.7	83.3	83.5
Effect of catastrophe losses on combined ratio	7.9	12.4	5.2	3.0	21.0
Effect of prior year reserve reestimates on combined ratio	(0.4)	0.7	(0.6)	(3.5)	(1.7)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	0.6	(0.5)	(0.5)	0.8	(0.4)
Combined ratio	96.2	99.4	89.8	83.6	102.4

Effect of restructuring and related charges on combined ratio	0.4	0.1	0.1	0.6	0.1

Effect of Discontinued Lines and Coverages on the combined ratio	0.1	0.1	0.2	0.5	0.7

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Property-Liability Underwriting Summary
Allstate Protection	$449	$363	$1	$214	$250	$(857)	$381	$415	$1,027	$189
Discontinued Lines and Coverages	(5)	(17)	(4)	(6)	(7)	(8)	(3)	(7)	(32)	(25)
Underwriting income (loss)	$444	$346	$(3)	$208	$243	$(865)	$378	$408	$995	$164

Allstate Protection Underwriting Summary
Premiums written	$6,277	$6,810	$6,615	$6,270	$6,301	$6,966	$6,803	$6,514	$25,972	$26,584

Premiums earned	$6,517	$6,535	$6,560	$6,583	$6,668	$6,785	$6,750	$6,764	$26,195	$26,967
Claims and claims expense	(4,448)	(4,557)	(5,000)	(4,717)	(4,636)	(5,965)	(4,774)	(4,671)	(18,722)	(20,046)
Amortization of deferred policy acquisition costs	(957)	(943)	(940)	(949)	(973)	(991)	(1,000)	(1,011)	(3,789)	(3,975)
Operating costs and expenses	(646)	(641)	(589)	(676)	(791)	(676)	(600)	(668)	(2,552)	(2,735)
Restructuring and related charges	(17)	(31)	(30)	(27)	(18)	(10)	5	1	(105)	(22)
Underwriting income (loss)	$449	$363	$1	$214	$250	$(857)	$381	$415	$1,027	$189

Catastrophe losses	$328	$407	$818	$516	$260	$1,816	$698	$568	$2,069	$3,342

Operating ratios
Claims and claims expense ratio	68.2	69.7	76.2	71.6	69.6	87.9	70.7	69.1	71.5	74.3
Expense ratio	24.9	24.7	23.8	25.1	26.7	24.7	23.7	24.8	24.6	25.0
Combined ratio	93.1	94.4	100.0	96.7	96.3	112.6	94.4	93.9	96.1	99.3

Effect of catastrophe losses on combined ratio	5.0	6.2	12.5	7.8	3.9	26.8	10.3	8.4	7.9	12.4

Effect of restructuring and related charges on combined ratio	0.3	0.5	0.5	0.4	0.3	0.1	(0.1)	-	0.4	0.1

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$(1)	$-	$-	$-	$-	$(1)	$-

Premiums earned	$-	$-	$-	$(1)	$-	$-	$-	$-	$(1)	$-
Claims and claims expense	(3)	(16)	(2)	(3)	(5)	(6)	(2)	(5)	(24)	(18)
Operating costs and expenses	(2)	(1)	(2)	(2)	(2)	(2)	(1)	(2)	(7)	(7)
Underwriting loss	$(5)	$(17)	$(4)	$(6)	$(7)	$(8)	$(3)	$(7)	$(32)	$(25)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.3	-	0.1	0.1	0.1	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2009	2008	2007	2006	2005

Property-Liability Underwriting Summary
Allstate Protection	$1,027	$189	$2,838	$4,636	$(461)
Discontinued Lines and Coverages	(32)	(25)	(54)	(139)	(175)
Underwriting income (loss)	$995	$164	$2,784	$4,497	$(636)

Allstate Protection Underwriting Summary
Premiums written	$25,972	$26,584	$27,183	$27,525	$27,393
Premiums earned	$26,195	$26,967	$27,232	$27,366	$27,038
Claims and claims expense	(18,722)	(20,046)	(17,620)	(15,885)	(21,008)
Amortization of deferred policy acquisition costs	(3,789)	(3,975)	(4,121)	(4,131)	(4,092)
Operating costs and expenses	(2,552)	(2,735)	(2,626)	(2,557)	(2,360)
Restructuring and related charges	(105)	(22)	(27)	(157)	(39)
Underwriting income (loss)	$1,027	$189	$2,838	$4,636	$(461)

Catastrophe losses	$2,069	$3,342	$1,409	$810	$5,674

Operating ratios
Claims and claims expense ratio	71.5	74.3	64.7	58.1	77.7
Expense ratio	24.6	25.0	24.9	25.0	24.0
Combined ratio	96.1	99.3	89.6	83.1	101.7

Effect of catastrophe losses on combined ratio	7.9	12.4	5.2	3.0	21.0

Effect of restructuring and related charges on combined ratio	0.4	0.1	0.1	0.6	0.1

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$(1)	$-	$-	$1	$(2)

Premiums earned	$(1)	$-	$1	$3	$1
Claims and claims expense	(24)	(18)	(47)	(132)	(167)
Operating costs and expenses	(7)	(7)	(8)	(10)	(9)
Underwriting loss	$(32)	$(25)	$(54)	$(139)	$(175)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.2	0.5	0.7

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Allstate brand (1)
Standard auto	$3,860	$4,049	$3,876	$3,978	$3,834	$4,050	$3,957	$4,077	$15,763	$15,918
Non-standard auto	219	235	232	241	226	257	261	274	927	1,018
Auto	4,079	4,284	4,108	4,219	4,060	4,307	4,218	4,351	16,690	16,936

Involuntary auto	15	13	15	12	12	13	17	16	55	58
Commercial lines	128	132	147	143	142	153	173	167	550	635
Homeowners	1,359	1,573	1,532	1,171	1,347	1,576	1,531	1,185	5,635	5,639
Other personal lines	410	460	451	391	383	488	423	371	1,712	1,665
	5,991	6,462	6,253	5,936	5,944	6,537	6,362	6,090	24,642	24,933

Encompass brand
Standard auto	171	208	217	204	219	264	272	270	800	1,025
Non-standard auto	3	6	5	8	9	8	11	12	22	40
Auto	174	214	222	212	228	272	283	282	822	1,065

Involuntary auto	2	2	3	3	2	4	3	3	10	12
Homeowners	89	110	112	97	103	126	129	113	408	471
Other personal lines	21	22	25	22	24	27	26	26	90	103

	286	348	362	334	357	429	441	424	1,330	1,651

Allstate Protection	6,277	6,810	6,615	6,270	6,301	6,966	6,803	6,514	25,972	26,584

Discontinued Lines and Coverages	-	-	-	(1)	-	-	-	-	(1)	-

Property-Liability	$6,277	$6,810	$6,615	$6,269	$6,301	$6,966	$6,803	$6,514	$25,971	$26,584

Allstate Protection
Standard auto	$4,031	$4,257	$4,093	$4,182	$4,053	$4,314	$4,229	$4,347	$16,563	$16,943
Non-standard auto	222	241	237	249	235	265	272	286	949	1,058
Auto	4,253	4,498	4,330	4,431	4,288	4,579	4,501	4,633	17,512	18,001

Involuntary auto	17	15	18	15	14	17	20	19	65	70
Commercial lines	128	132	147	143	142	153	173	167	550	635
Homeowners	1,448	1,683	1,644	1,268	1,450	1,702	1,660	1,298	6,043	6,110
Other personal lines	431	482	476	413	407	515	449	397	1,802	1,768

	$6,277	$6,810	$6,615	$6,270	$6,301	$6,966	$6,803	$6,514	$25,972	$26,584

(1)

Allstate brand premiums written by the direct channel, including customer information centers and the internet, totaled $161 million, $169 million, $146 million, $146 million, $128 million, $131 million, $119 million and $118 million for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. Allstate brand premiums written by the direct channel totaled $622 million and $496 million for the twelve months ended December 31, 2009 and December 31, 2008, respectively.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended December 31,

	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
															Effect of Pre-tax
											Effect of				Prior Year Reserve
					Incurred						Catastrophe Losses				Reestimates on the
	Premiums Earned		Incurred Losses		Catastrophe Losses		Expenses		Loss Ratio (2)		on the Loss Ratio (2)		Expense Ratio (2)		Combined Ratio (2)

Allstate brand
Standard auto	$3,944	$3,939	$2,729	$2,888	$(12)	$23	$965	$1,026	69.2	73.3	(0.3)	0.6	24.5	26.1	(0.7)	1.5
Non-standard auto	231	246	160	165	1	1	58	61	69.3	67.1	0.4	0.4	25.1	24.8	0.4	2.4
Auto	4,175	4,185	2,889	3,053	(11)	24	1,023	1,087	69.2	72.9	(0.3)	0.6	24.5	26.0	(0.6)	1.6

Homeowners	1,411	1,459	919	875	290	169	337	360	65.1	59.9	20.6	11.6	23.9	24.7	(3.3)	0.9
Other (1)	591	606	394	405	39	54	169	210	66.7	66.8	6.6	8.9	28.6	34.7	9.0	(2.1)

Total Allstate brand	6,177	6,250	4,202	4,333	318	247	1,529	1,657	68.0	69.3	5.1	4.0	24.8	26.5	(0.3)	1.0

Encompass brand
Standard auto	205	261	159	204	(1)	1	52	73	77.5	78.1	(0.5)	0.4	25.4	28.0	(0.5)	(0.4)
Non-standard auto	5	10	4	13	-	-	2	5	80.0	130.0	-	-	40.0	50.0	(20.0)	30.0
Auto	210	271	163	217	(1)	1	54	78	77.6	80.1	(0.5)	0.4	25.7	28.8	(1.0)	0.7

Homeowners	104	117	60	62	10	7	31	39	57.7	53.0	9.6	6.0	29.8	33.3	(3.8)	(4.3)
Other (1)	26	30	23	24	1	5	6	8	88.4	80.0	3.8	16.7	23.1	26.7	(7.7)	(20.0)

Total Encompass brand	340	418	246	303	10	13	91	125	72.3	72.5	2.9	3.1	26.8	29.9	(2.4)	(2.2)

Allstate Protection	$6,517	$6,668	$4,448	$4,636	$328	$260	$1,620	$1,782	68.2	69.6	5.0	3.9	24.9	26.7	(0.4)	0.9

	Twelve months ended December 31,

	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
															Effect of Pre-tax
											Effect of				Prior Year Reserve
					Incurred						Catastrophe Losses				Reestimates on the
	Premiums Earned		Incurred Losses		Catastrophe Losses		Expenses		Loss Ratio (2)		on the Loss Ratio (2)		Expense Ratio (2)		Combined Ratio (2)

Allstate brand
Standard auto	$15,735	$15,957	$10,912	$10,873	$187	$238	$3,823	$3,907	69.3	68.1	1.2	1.5	24.3	24.5	(0.3)	0.1
Non-standard auto	939	1,055	630	657	7	10	230	251	67.1	62.3	0.7	0.9	24.5	23.8	(1.6)	(0.1)
Auto	16,674	17,012	11,542	11,530	194	248	4,053	4,158	69.2	67.8	1.2	1.5	24.3	24.4	(0.4)	0.1

Homeowners	5,633	5,758	4,484	5,543	1,636	2,675	1,296	1,350	79.6	96.3	29.0	46.5	23.0	23.4	(2.6)	2.1
Other (1)	2,402	2,434	1,617	1,686	169	258	695	717	67.3	69.3	7.0	10.6	29.0	29.4	3.5	0.6

Total Allstate brand	24,709	25,204	17,643	18,759	1,999	3,181	6,044	6,225	71.4	74.4	8.1	12.6	24.5	24.7	(0.5)	0.6

Encompass brand
Standard auto	907	1,091	684	723	3	10	236	298	75.4	66.3	0.3	0.9	26.0	27.3	0.7	(4.2)
Non-standard auto	27	45	20	40	-	-	10	16	74.1	88.9	-	-	37.0	35.5	(11.1)	-
Auto	934	1,136	704	763	3	10	246	314	75.4	67.2	0.3	0.9	26.3	27.6	0.3	(4.0)

Homeowners	444	503	293	384	65	140	129	159	66.0	76.4	14.6	27.8	29.0	31.6	(4.3)	0.4
Other (1)	108	124	82	140	2	11	27	34	75.9	112.9	1.9	8.9	25.0	27.4	5.6	33.1

Total Encompass brand	1,486	1,763	1,079	1,287	70	161	402	507	72.6	73.0	4.7	9.1	27.1	28.8	(0.7)	(0.2)

Allstate Protection	$26,195	$26,967	$18,722	$20,046	$2,069	$3,342	$6,446	$6,732	71.5	74.3	7.9	12.4	24.6	25.0	(0.5)	0.6

(1)	Other includes commercial, condominium, renters, involuntary auto and other personal lines.
(2)	Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended December 31, 2009				Three months ended September 30, 2009				Three months ended June 30, 2009				Three months ended March 31, 2009

	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio

Allstate brand
Standard auto	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1	$3,928	70.7	2.1	24.2	$3,917	68.8	1.6	24.5
Non-standard auto	231	69.3	0.4	25.1	231	63.6	0.4	25.6	240	67.1	1.3	23.7	237	68.4	0.8	23.6
Auto	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1	4,168	70.6	2.1	24.1	4,154	68.8	1.6	24.5

Homeowners	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9	1,409	95.1	45.8	21.2	1,417	82.7	27.5	24.1
Other (1)	591	66.7	6.6	28.6	601	64.1	4.0	31.6	600	72.5	9.8	25.3	610	66.1	7.7	30.1

Total Allstate brand	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6	6,177	76.3	12.8	23.6	6,181	71.7	8.1	25.0

Encompass brand
Standard auto	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4	234	73.5	0.4	26.1	247	74.1	0.8	27.1
Non-standard auto	5	80.0	-	40.0	6	66.7	-	50.0	7	85.7	-	28.6	9	66.7	-	33.3
Auto	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0	241	73.9	0.4	26.1	256	73.8	0.8	27.4

Homeowners	104	57.7	9.6	29.8	108	67.6	15.7	29.6	114	76.3	22.8	28.1	118	61.9	10.2	28.8
Other (1)	26	88.4	3.8	23.1	26	65.4	-	26.9	28	71.4	3.6	25.0	28	78.6	-	25.0

Total Encompass brand	340	72.3	2.9	26.8	361	73.1	5.0	27.2	383	74.4	7.3	26.6	402	70.7	3.5	27.6

Allstate Protection	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7	$6,560	76.2	12.5	23.8	$6,583	71.6	7.8	25.1

Three months ended December 31, 2008				Three months ended September 30, 2008				Three months ended June 30, 2008				Three months ended March 31, 2008

Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio	Premiums Earned	Loss Ratio	Effect of CAT Losses on Loss Ratio	Expense Ratio

Allstate brand
Standard auto	$3,939	73.3	0.6	26.1	$3,993	66.7	1.9	24.3	$4,014	67.1	2.1	23.5	$4,011	65.5	1.4	24.1
Non-standard auto	246	67.1	0.4	24.8	261	57.1	1.5	24.1	270	60.0	1.1	22.6	278	65.1	0.7	23.7
Auto	4,185	72.9	0.6	26.0	4,254	66.1	1.9	24.3	4,284	66.6	2.0	23.5	4,289	65.5	1.3	24.1

Homeowners	1,459	59.9	11.6	24.7	1,453	158.1	106.2	23.2	1,420	86.5	38.0	21.2	1,426	80.2	29.7	24.6
Other (1)	606	66.8	8.9	34.7	643	77.0	17.1	28.3	593	63.1	5.9	26.8	592	69.6	10.0	28.0

Total Allstate brand	6,250	69.3	4.0	26.5	6,350	88.2	27.3	24.5	6,297	70.8	10.5	23.2	6,307	69.2	8.6	24.6

Encompass brand
Standard auto	261	78.1	0.4	28.0	272	71.0	1.1	27.2	278	65.8	1.8	27.7	280	51.1	0.4	26.4
Non-standard auto	10	130.0	-	50.0	9	77.8	-	33.3	12	83.3	-	25.0	14	71.4	-	35.7
Auto	271	80.1	0.4	28.8	281	71.2	1.1	27.4	290	66.5	1.7	27.6	294	52.0	0.3	26.9

Homeowners	117	53.0	6.0	33.3	124	113.7	62.9	30.7	129	72.9	23.3	31.8	133	65.4	18.8	30.8
Other (1)	30	80.0	16.7	26.7	30	66.6	6.7	26.7	34	88.2	5.9	26.5	30	220.0	6.7	30.0

Total Encompass brand	418	72.5	3.1	29.9	435	83.0	19.1	28.3	453	70.0	8.2	28.7	457	67.0	6.1	28.2

Allstate Protection	$6,668	69.6	3.9	26.7	$6,785	87.9	26.8	24.7	$6,750	70.7	10.3	23.7	$6,764	69.1	8.4	24.8

(1)   Other includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended			Three months ended				Three months ended				Three months ended
	December 31, 2009 (1)			September 30, 2009				June 30, 2009				March 31, 2009

	Number of		State	Number of			State	Number of			State	Number of			State
	States	Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)
Allstate brand
Standard auto (2)	15	1.5	5.5	15		1.4	6.5	12		0.8	4.3	18	(6)	0.9	3.3
Non-standard auto	4	1.1	9.4	4		1.2	5.5	2		0.1	3.2	4		0.1	1.6
Auto	17	1.5	5.6	17		1.4	6.4	13		0.8	4.3	19	(6)	0.9	3.3
Homeowners (3)	22	1.9	6.5	19	(6)	2.4	6.9	16		1.7	13.3	14		2.5	7.4

Encompass brand
Standard auto	11	1.3	9.5	13		1.6	9.6	8		1.0	8.3	24		3.7	8.1
Non-standard auto	-	-	-	-		-	-	-		-	-	1		0.9	31.7
Auto	12	1.3	9.5	13		1.6	9.6	8		0.9	8.3	25		3.6	8.1
Homeowners	10	0.6	7.9	17		2.0	4.8	10	(6)	0.5	5.7	18		1.6	6.7

	Three months ended			Three months ended				Three months ended				Three months ended
	December 31, 2008			September 30, 2008				June 30, 2008				March 31, 2008

	Number of		State	Number of			State	Number of			State	Number of			State
	States	Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)
Allstate brand
Standard auto (2)	8	0.2	4.1	12		0.6	3.8	15		(0.4)	(1.2)	12		0.8	4.5
Non-standard auto	2	(0.1)	(16.5)	2		-	0.6	5	(6)	(0.2)	(7.7)	2		0.2	3.0
Auto	9	0.2	3.9	13		0.6	3.8	19	(6)	(0.4)	(1.2)	12		0.8	4.5
Homeowners (3)	4	0.2	3.6	17	(6)	(3.1)	(11.5)	16		0.7	2.3	9		1.3	10.9

Encompass brand
Standard auto	4	0.1	6.7	14		1.3	11.0	9		0.8	3.4	17		0.3	1.4
Non-standard auto	1	0.9	49.5	3		4.0	20.7	-		-	-	-		-	-
Auto	5	0.2	9.1	16		1.5	11.9	9		0.8	3.4	17		0.3	1.4
Homeowners	4	1.2	13.1	12		0.5	2.3	13	(6)	0.9	4.5	9		0.6	7.5

(1)

Rate increases that are indicated based on a loss trend analysis to achieve a targeted return will continue to be pursued. Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending December 31, 2009 are estimated to total $368 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.6%, 0.5%, 0.6%, 0.7%, 0.1%, 0.8%, (0.6)% and 0.7% for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.5%, 2.4%, 1.7%, 1.7%, 0.2%, (2.6)%, 0.8% and 0.8% for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Standard auto
($ in millions)
Net premiums written
Allstate brand	$3,860	$4,049	$3,876	$3,978	$3,834	$4,050	$3,957	$4,077	$15,763	$15,918
Encompass brand	171	208	217	204	219	264	272	270	800	1,025
	4,031	4,257	4,093	4,182	4,053	4,314	4,229	4,347	16,563	16,943
Net premiums earned
Allstate brand	$3,944	$3,946	$3,928	$3,917	$3,939	$3,993	$4,014	$4,011	$15,735	$15,957
Encompass brand	205	221	234	247	261	272	278	280	907	1,091
	4,149	4,167	4,162	4,164	4,200	4,265	4,292	4,291	16,642	17,048
Incurred losses
Allstate brand	$2,729	$2,708	$2,779	$2,696	$2,888	$2,663	$2,693	$2,629	$10,912	$10,873
Encompass brand	159	170	172	183	204	193	183	143	684	723
	2,888	2,878	2,951	2,879	3,092	2,856	2,876	2,772	11,596	11,596
Expenses
Allstate brand	$965	$949	$949	$960	$1,026	$971	$944	$966	$3,823	$3,907
Encompass brand	52	56	61	67	73	74	77	74	236	298
	1,017	1,005	1,010	1,027	1,099	1,045	1,021	1,040	4,059	4,205
Underwriting Income
Allstate brand	$250	$289	$200	$261	$25	$359	$377	$416	$1,000	$1,177
Encompass brand	(6)	(5)	1	(3)	(16)	5	18	63	(13)	70
	244	284	201	258	9	364	395	479	987	1,247
Loss ratio
Allstate brand	69.2	68.6	70.7	68.8	73.3	66.7	67.1	65.5	69.3	68.1
Encompass brand	77.5	76.9	73.5	74.1	78.1	71.0	65.8	51.1	75.4	66.3
Allstate Protection	69.6	69.1	70.9	69.1	73.6	67.0	67.0	64.6	69.7	68.0
Expense ratio
Allstate brand	24.5	24.1	24.2	24.5	26.1	24.3	23.5	24.1	24.3	24.5
Encompass brand	25.4	25.4	26.1	27.1	28.0	27.2	27.7	26.4	26.0	27.3
Allstate Protection	24.5	24.1	24.3	24.7	26.2	24.5	23.8	24.2	24.4	24.7
Combined ratio
Allstate brand	93.7	92.7	94.9	93.3	99.4	91.0	90.6	89.6	93.6	92.6
Encompass brand	102.9	102.3	99.6	101.2	106.1	98.2	93.5	77.5	101.4	93.6
Allstate Protection	94.1	93.2	95.2	93.8	99.8	91.5	90.8	88.8	94.1	92.7
Effect of catastrophe losses on loss ratio
Allstate brand	(0.3)	1.3	2.1	1.6	0.6	1.9	2.1	1.4	1.2	1.5
Encompass brand	(0.5)	0.5	0.4	0.8	0.4	1.1	1.8	0.4	0.3	0.9

Allstate brand standard auto domestic operating measures (1)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Operating measures (2)
Policies in force (in thousands)	17,744	17,774	17,836	17,843	17,924	18,012	18,124	18,172	17,744	17,924
New issued applications (in thousands)	488	524	496	521	438	468	447	454	2,029	1,807
Average premium - gross written ($)	441	435	430	430	430	427	427	428	434	427
Average premium - net earned ($)	428	426	425	424	424	424	426	424	426	425
Renewal ratio (%)	88.8	89.1	89.0	88.6	88.6	88.9	89.1	89.0	88.9	88.9

Loss trends
(% change year-over-year)
Bodily injury claim frequency	14.4	19.6	13.6	5.5	(6.2)	(13.7)	(7.6)	(6.4)	13.1	(8.5)
Property damage claim frequency	7.6	10.7	5.1	1.6	(7.2)	(11.8)	(4.2)	(2.4)	6.2	(6.5)

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$219	$235	$232	$241	$226	$257	$261	$274	$927	$1,018
Encompass brand	3	6	5	8	9	8	11	12	22	40
	222	241	237	249	235	265	272	286	949	1,058
Net premiums earned
Allstate brand	$231	$231	$240	$237	$246	$261	$270	$278	$939	$1,055
Encompass brand	5	6	7	9	10	9	12	14	27	45
	236	237	247	246	256	270	282	292	966	1,100
Incurred losses
Allstate brand	$160	$147	$161	$162	$165	$149	$162	$181	$630	$657
Encompass brand	4	4	6	6	13	7	10	10	20	40
	164	151	167	168	178	156	172	191	650	697
Expenses
Allstate brand	$58	$59	$57	$56	$61	$63	$61	$66	$230	$251
Encompass brand	2	3	2	3	5	3	3	5	10	16
	60	62	59	59	66	66	64	71	240	267
Underwriting Income
Allstate brand	$13	$25	$22	$19	$20	$49	$47	$31	$79	$147
Encompass brand	(1)	(1)	(1)	-	(8)	(1)	(1)	(1)	(3)	(11)
	12	24	21	19	12	48	46	30	76	136
Loss ratio
Allstate brand	69.3	63.6	67.1	68.4	67.1	57.1	60.0	65.1	67.1	62.3
Encompass brand	80.0	66.7	85.7	66.7	130.0	77.8	83.3	71.4	74.1	88.9
Allstate Protection	69.5	63.7	67.6	68.3	69.5	57.8	61.0	65.4	67.3	63.3
Expense ratio
Allstate brand	25.1	25.6	23.7	23.6	24.8	24.1	22.6	23.7	24.5	23.8
Encompass brand	40.0	50.0	28.6	33.3	50.0	33.3	25.0	35.7	37.0	35.5
Allstate Protection	25.4	26.2	23.9	24.0	25.8	24.4	22.7	24.3	24.8	24.3
Combined ratio
Allstate brand	94.4	89.2	90.8	92.0	91.9	81.2	82.6	88.8	91.6	86.1
Encompass brand	120.0	116.7	114.3	100.0	180.0	111.1	108.3	107.1	111.1	124.4
Allstate Protection	94.9	89.9	91.5	92.3	95.3	82.2	83.7	89.7	92.1	87.6
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	0.4	1.3	0.8	0.4	1.5	1.1	0.7	0.7	0.9
Encompass brand	-	-	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Operating measures (2)
Policies in force (in thousands)	719	733	743	750	745	767	790	811	719	745
New issued applications (in thousands)	84	91	86	102	82	82	78	86	363	328
Average premium - gross written ($)	625	613	612	615	620	625	624	627	616	624
Average premium - net earned ($)	574	578	583	591	596	600	602	606	582	601
Renewal ratio (%)	72.4	72.6	73.3	71.6	72.5	73.8	74.1	74.5	72.5	73.7

Loss trends
(% change year-over-year)
Bodily injury claim frequency	16.7	29.5	26.3	15.9	(0.1)	(12.0)	(6.6)	(3.9)	21.9	(5.7)
Property damage claim frequency	9.4	16.5	10.2	7.1	(1.1)	(10.1)	(3.4)	(3.6)	10.7	(4.6)

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Auto
($ in millions)
Net premiums written
Allstate brand	$4,079	$4,284	$4,108	$4,219	$4,060	$4,307	$4,218	$4,351	$16,690	$16,936
Encompass brand	174	214	222	212	228	272	283	282	822	1,065
	4,253	4,498	4,330	4,431	4,288	4,579	4,501	4,633	17,512	18,001
Net premiums earned
Allstate brand	$4,175	$4,177	$4,168	$4,154	$4,185	$4,254	$4,284	$4,289	$16,674	$17,012
Encompass brand	210	227	241	256	271	281	290	294	934	1,136
	4,385	4,404	4,409	4,410	4,456	4,535	4,574	4,583	17,608	18,148
Incurred losses
Allstate brand	$2,889	$2,855	$2,940	$2,858	$3,053	$2,812	$2,855	$2,810	$11,542	$11,530
Encompass brand	163	174	178	189	217	200	193	153	704	763
	3,052	3,029	3,118	3,047	3,270	3,012	3,048	2,963	12,246	12,293
Expenses
Allstate brand	$1,023	$1,008	$1,006	$1,016	$1,087	$1,034	$1,005	$1,032	$4,053	$4,158
Encompass brand	54	59	63	70	78	77	80	79	246	314
	1,077	1,067	1,069	1,086	1,165	1,111	1,085	1,111	4,299	4,472
Underwriting Income
Allstate brand	$263	$314	$222	$280	$45	$408	$424	$447	$1,079	$1,324
Encompass brand	(7)	(6)	-	(3)	(24)	4	17	62	(16)	59
	256	308	222	277	21	412	441	509	1,063	1,383
Loss ratio
Allstate brand	69.2	68.4	70.6	68.8	72.9	66.1	66.6	65.5	69.2	67.8
Encompass brand	77.6	76.6	73.9	73.8	80.1	71.2	66.5	52.0	75.4	67.2
Allstate Protection	69.6	68.8	70.7	69.1	73.4	66.4	66.7	64.7	69.6	67.7
Expense ratio
Allstate brand	24.5	24.1	24.1	24.5	26.0	24.3	23.5	24.1	24.3	24.4
Encompass brand	25.7	26.0	26.1	27.4	28.8	27.4	27.6	26.9	26.3	27.6
Allstate Protection	24.6	24.2	24.3	24.6	26.1	24.5	23.7	24.2	24.4	24.7
Combined ratio
Allstate brand	93.7	92.5	94.7	93.3	98.9	90.4	90.1	89.6	93.5	92.2
Encompass brand	103.3	102.6	100.0	101.2	108.9	98.6	94.1	78.9	101.7	94.8
Allstate Protection	94.2	93.0	95.0	93.7	99.5	90.9	90.4	88.9	94.0	92.4
Effect of catastrophe losses on loss ratio
Allstate brand	(0.3)	1.3	2.1	1.6	0.6	1.9	2.0	1.3	1.2	1.5
Encompass brand	(0.5)	0.4	0.4	0.8	0.4	1.1	1.7	0.3	0.3	0.9

Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(0.6)	0.1	(0.2)	(0.7)	1.6	(0.7)	(0.5)	0.1	(0.4)	0.1
Encompass brand	(1.0)	3.1	1.7	(2.3)	0.7	1.4	2.4	(20.1)	0.3	(4.0)

Allstate brand auto domestic operating measures (1)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Operating measures (2)
Policies in force (in thousands)	18,463	18,507	18,579	18,593	18,669	18,779	18,914	18,983	18,463	18,669
New issued applications (in thousands)	572	615	582	623	520	550	525	540	2,392	2,135
Average premium - gross written ($)	449	443	438	438	438	435	438	437	442	437
Average premium - net earned ($)	434	432	431	431	431	432	433	432	432	432
Renewal ratio (%)	88.1	88.3	88.3	87.8	87.9	88.2	88.4	88.3	88.2	88.2

Loss trends
(% change year-over-year)
Bodily injury claim frequency	14.4	20.1	14.2	5.9	(6.1)	(13.8)	(7.8)	(6.6)	13.1	(8.3)
Property damage claim frequency	7.7	10.9	5.3	1.7	(7.0)	(11.9)	(4.4)	(2.8)	5.9	(6.6)
Paid severity - bodily injury	(4.9)	(0.9)	0.9	2.1	4.5	6.4	7.1	8.6	(0.7)	6.5
Paid severity - property damage	0.1	(1.0)	0.5	(2.4)	0.7	(0.3)	2.6	4.1	(0.7)	1.8

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,359	$1,573	$1,532	$1,171	$1,347	$1,576	$1,531	$1,185	$5,635	$5,639
Encompass brand	89	110	112	97	103	126	129	113	408	471
	1,448	1,683	1,644	1,268	1,450	1,702	1,660	1,298	6,043	6,110
Net premiums earned
Allstate brand	$1,411	$1,396	$1,409	$1,417	$1,459	$1,453	$1,420	$1,426	$5,633	$5,758
Encompass brand	104	108	114	118	117	124	129	133	444	503
	1,515	1,504	1,523	1,535	1,576	1,577	1,549	1,559	6,077	6,261
Incurred losses
Allstate brand	$919	$1,053	$1,340	$1,172	$875	$2,297	$1,228	$1,143	$4,484	$5,543
Encompass brand	60	73	87	73	62	141	94	87	293	384
	979	1,126	1,427	1,245	937	2,438	1,322	1,230	4,777	5,927
Expenses
Allstate brand	$337	$319	$299	$341	$360	$338	$301	$351	$1,296	$1,350
Encompass brand	31	32	32	34	39	38	41	41	129	159
	368	351	331	375	399	376	342	392	1,425	1,509
Underwriting Income
Allstate brand	$155	$24	$(230)	$(96)	$224	$(1,182)	$(109)	$(68)	$(147)	$(1,135)
Encompass brand	13	3	(5)	11	16	(55)	(6)	5	22	(40)
	168	27	(235)	(85)	240	(1,237)	(115)	(63)	(125)	(1,175)
Loss ratio
Allstate brand	65.1	75.4	95.1	82.7	59.9	158.1	86.5	80.2	79.6	96.3
Encompass brand	57.7	67.6	76.3	61.9	53.0	113.7	72.9	65.4	66.0	76.4
Allstate Protection	64.6	74.9	93.7	81.1	59.5	154.6	85.3	78.9	78.6	94.7
Expense ratio
Allstate brand	23.9	22.9	21.2	24.1	24.7	23.2	21.2	24.6	23.0	23.4
Encompass brand	29.8	29.6	28.1	28.8	33.3	30.7	31.8	30.8	29.0	31.6
Allstate Protection	24.3	23.3	21.7	24.4	25.3	23.8	22.1	25.1	23.5	24.1
Combined ratio
Allstate brand	89.0	98.3	116.3	106.8	84.6	181.3	107.7	104.8	102.6	119.7
Encompass brand	87.5	97.2	104.4	90.7	86.3	144.4	104.7	96.2	95.0	108.0
Allstate Protection	88.9	98.2	115.4	105.5	84.8	178.4	107.4	104.0	102.1	118.8
Effect of catastrophe losses on loss ratio
Allstate brand	20.6	22.3	45.8	27.5	11.6	106.2	38.0	29.7	29.0	46.5
Encompass brand	9.6	15.7	22.8	10.2	6.0	62.9	23.3	18.8	14.6	27.8
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	(3.3)	(5.2)	(0.9)	(1.2)	0.9	1.3	1.5	4.8	(2.6)	2.1
Encompass brand	(3.8)	(1.9)	1.8	(12.7)	(4.3)	0.8	(2.3)	6.8	(4.3)	0.4

Allstate brand homeowners domestic operating measures (1)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
Operating measures (2)
Policies in force (in thousands)	6,973	7,027	7,105	7,181	7,255	7,326	7,418	7,499	6,973	7,255
New issued applications (in thousands)	136	148	145	127	126	154	164	150	556	594
Average premium - gross written ($)	899	889	879	861	848	852	867	867	883	861
Average premium - net earned ($)	785	771	768	771	779	765	739	733	773	754
Renewal ratio (%)	88.4	88.5	88.0	87.5	87.6	87.3	86.3	86.7	88.1	87.0

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	13.9	13.5	3.9	5.1	4.7	3.6	12.3	0.8	9.0	5.4
Claim severity excluding catastrophe losses	(8.5)	9.0	7.0	3.2	9.6	(4.2)	0.3	3.3	3.0	0.6

(1)  Measures presented for Allstate brand exclude the Company’s Canadian operations.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2009	2009	2009	2008	2008	2008	2008
Policies in Force (2)
(in thousands)
Standard auto	17,744	17,774	17,836	17,843	17,924	18,012	18,124	18,172
Non-standard auto	719	733	743	750	745	767	790	811
Auto	18,463	18,507	18,579	18,593	18,669	18,779	18,914	18,983
Homeowners	6,973	7,027	7,105	7,181	7,255	7,326	7,418	7,499

New Issued Applications (3)
(in thousands)
Standard auto	488	524	496	521	438	468	447	454
Non-standard auto	84	91	86	102	82	82	78	86
Auto	572	615	582	623	520	550	525	540
Homeowners	136	148	145	127	126	154	164	150

Average Premium - Gross Written ($) (4)
Standard auto	441	435	430	430	430	427	427	428
Non-standard auto	625	613	612	615	620	625	624	627
Auto	449	443	438	438	438	435	438	437
Homeowners	899	889	879	861	848	852	867	867

Average Premium - Net Earned ($) (5)
Standard auto	428	426	425	424	424	424	426	424
Non-standard auto	574	578	583	591	596	600	602	606
Auto	434	432	431	431	431	432	433	432
Homeowners	785	771	768	771	779	765	739	733

Renewal Ratio (%) (6)
Standard auto	88.8	89.1	89.0	88.6	88.6	88.9	89.1	89.0
Non-standard auto	72.4	72.6	73.3	71.6	72.5	73.8	74.1	74.5
Auto	88.1	88.3	88.3	87.8	87.9	88.2	88.4	88.3
Homeowners	88.4	88.5	88.0	87.5	87.6	87.3	86.3	86.7

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	14.4	19.6	13.6	5.5	(6.2)	(13.7)	(7.6)	(6.4)
Non-standard auto	16.7	29.5	26.3	15.9	(0.1)	(12.0)	(6.6)	(3.9)
Auto	14.4	20.1	14.2	5.9	(6.1)	(13.8)	(7.8)	(6.6)

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	7.6	10.7	5.1	1.6	(7.2)	(11.8)	(4.2)	(2.4)
Non-standard auto	9.4	16.5	10.2	7.1	(1.1)	(10.1)	(3.4)	(3.6)
Auto	7.7	10.9	5.3	1.7	(7.0)	(11.9)	(4.4)	(2.8)

Auto Paid Severity
(% change year-over-year)
Bodily injury	(4.9)	(0.9)	0.9	2.1	4.5	6.4	7.1	8.6
Property damage	0.1	(1.0)	0.5	(2.4)	0.7	(0.3)	2.6	4.1

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	13.9	13.5	3.9	5.1	4.7	3.6	12.3	0.8
Claim severity	(8.5)	9.0	7.0	3.2	9.6	(4.2)	0.3	3.3

(1)   Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations loan protection and specialty auto.

(2)   Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)   New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period.  Does not include automobiles that are added by existing customers.

(4)   Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, or premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)   Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)   Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2009

							Premium Rate Changes (5)
								Annual Impact of
					Effect of			Rate Changes
	Earned	Incurred		Catastrophe	Catastrophes	Number of	Number of	on State Specific
Primary Exposure Groupings (1)	Premiums	Losses	Loss Ratios	Losses	on Loss Ratio	Catastrophes	States	Premiums Written

Florida	$78	$75	96.2%	$14	17.9%
Other hurricane exposure states	3,129	2,654	84.8%	1,078	34.5%
Total hurricane exposure states (2)	3,207	2,729	85.1%	1,092	34.1%		18	7.5%
Other catastrophe exposure states	2,870	2,048	71.4%	609	21.2%		26	13.7%

Total	$6,077	$4,777	78.6%	$1,701	28.0%	82	44	10.4%

						1992 to 2009 Historical Information
	1992 to 2009 Historical Information					(Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	Catastrophes	Earned	Incurred		Catastrophe	Catastrophes	Number of
Primary Exposure Groupings (1)	Premiums	Losses	Loss Ratios	Losses	on Loss Ratio	Premiums (4)	Losses (3)	Loss Ratios (3)	Losses (3)	on Loss Ratio (3)	Catastrophes

Florida	$3,563	$5,037	141.4%	$3,552	99.7%	$3,672	$3,255	88.6%	$1,770	48.2%
Other hurricane exposure states	38,580	30,965	80.3%	10,957	28.4%	38,649	30,897	79.9%	10,889	28.2%
Total hurricane exposure states (2)	42,143	36,002	85.4%	14,509	34.4%	42,321	34,152	80.7%	12,659	29.9%
Other catastrophe exposure states	35,898	26,982	75.2%	8,223	22.9%	35,898	25,141	70.0%	6,382	17.8%

Total	$78,041	$62,984	80.7%	$22,732	29.1%	$78,219	$59,293	75.8%	$19,041	24.3%	1,183

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2009.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).  Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.  For the period 1992 - 2009, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

	Effect of all catastrophe losses on the Property-Liability					Premiums	Total
	combined ratio					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989
1995	4.0	7.8	3.8	5.0	5.2	17,540	905
1996	5.1	6.0	6.4	3.8	5.4	18,366	983
1997	2.4	2.6	2.6	0.3	2.0	18,604	365
1998	2.5	6.3	3.9	3.4	4.0	19,307	780
1999	2.6	5.6	5.4	2.7	4.1	20,112	816
2000	7.0	6.7	1.7	2.3	4.4	21,871	967
2001	1.5	9.8	2.5	2.4	4.0	22,197	894
2002	1.9	5.0	1.6	4.0	3.1	23,361	731
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069

Average (2)	4.7	6.3	13.4	5.5	7.5

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069

Average (2)	3.7	6.2	11.2	4.3	6.3

(1)              The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)              The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)              The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended December 31, 2009
						Average
	Number		Claim and		Combined	catastrophe
Size of Catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$100 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	-	-	-	-	-	-
Less than $50 million	13	100.0	210	64.0	3.2	16
Total	13	100.0%	210	64.0	3.2	16
Prior year reserve reestimates			(30)	(9.1)	(0.5)
Prior quarter reserve reestimates (1)			148	45.1	2.3
Total Catastrophe losses			$328	100.0%	5.0

Twelve months ended December 31, 2009
						Average
	Number		Claim and		Combined	Catastrophe
Size of Catastrophe	of Events		Claim Expense		Ratio Impact	Loss per Event
Greater than $250 million	-	-%	$-	-%	-	$-
$100 million to $250 million	3	3.7	442	21.4	1.7	147
$50 million to $100 million	11	13.4	825	39.9	3.1	75
Less than $50 million	68	82.9	971	46.9	3.7	14
Total	82	100.0%	2,238	108.2	8.5	27
Prior year reserve reestimates			(169)	(8.2)	(0.6)
Total Catastrophe losses			$2,069	100.0%	7.9

1995 through 2009
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of Catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (2)
Hurricane Katrina - 2005	LA			$3,592	15.2%	1.0	$3,592
Hurricane Ike - 2008	TX			909	3.8	0.3	909
Hurricane Rita - 2005	TX			900	3.8	0.3	900
Hurricane Ivan - 2004	FL			650	2.8	0.2	650
Hurricane Charley - 2004	FL			602	2.5	0.2	602
Hurricane Frances - 2004	FL			577	2.4	0.2	577
Hurricane Wilma - 2005	FL			540	2.3	0.2	540
Hurricane Jeanne - 2004	FL			336	1.4	0.1	336
October 2003 Fires	CA			300	1.3	-	300
Hurricane Gustav - 2008	LA			286	1.2	-	286
Greater than $250 million		10	1.0%	8,692	36.7	2.5	869
$100 million to $250 million		16	1.6	2,491	10.5	0.7	156
$50 million to $100 million		46	4.6	3,246	13.7	0.9	71
Less than $50 million		922	92.8	9,273	39.1	2.7	10
Total		994	100.0%	$23,702	100.0%	6.8	24

(1)        Prior quarter reserve reestimates of $148 million were primarily due to adverse frequency development on severe weather losses related to wind and hail events in Georgia and Alabama.

(2)        Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Pre-tax Reserve Reestimates (1)

Auto	$(29)	$11	$(4)	$(35)	$67	$(27)	$(13)	$(54)	$(57)	$(27)
Homeowners	(50)	(75)	(11)	(32)	8	20	18	78	(168)	124
Other	51	(3)	32	9	(19)	-	2	72	89	55

Allstate Protection (2)	(28)	(67)	17	(58)	56	(7)	7	96	(136)	152

Discontinued Lines and Coverages	3	15	3	3	4	7	2	5	24	18

Property-Liability	$(25)	$(52)	$20	$(55)	$60	$-	$9	$101	$(112)	$170

Allstate brand	$(20)	$(74)	$9	$(41)	$65	$(4)	$(2)	$96	$(126)	$155
Encompass brand	(8)	7	8	(17)	(9)	(3)	9	-	(10)	(3)

Allstate Protection (2)	$(28)	$(67)	$17	$(58)	$56	$(7)	$7	$96	$(136)	$152

Effect of Pre-tax Reserve
Reestimates on Combined Ratio (1)

Auto	(0.4)	0.2	-	(0.5)	1.1	(0.4)	(0.2)	(0.8)	(0.2)	(0.1)
Homeowners	(0.8)	(1.2)	(0.2)	(0.5)	0.1	0.3	0.3	1.1	(0.6)	0.5
Other	0.8	-	0.5	0.1	(0.3)	-	-	1.1	0.3	0.2

Allstate Protection (2)	(0.4)	(1.0)	0.3	(0.9)	0.9	(0.1)	0.1	1.4	(0.5)	0.6

Discontinued Lines and Coverages	-	0.3	-	0.1	0.1	0.1	-	0.1	0.1	0.1

Property-Liability	(0.4)	(0.7)	0.3	(0.8)	1.0	-	0.1	1.5	(0.4)	0.7

Allstate brand	(0.3)	(1.1)	0.2	(0.6)	1.0	(0.1)	-	1.4	(0.5)	0.6
Encompass brand	(0.1)	0.1	0.1	(0.3)	(0.1)	-	0.1	-	-	-

Allstate Protection (2)	(0.4)	(1.0)	0.3	(0.9)	0.9	(0.1)	0.1	1.4	(0.5)	0.6

(1)       Favorable reserve reestimates are shown in parentheses.

(2)       Favorable reserve reestimates included in catastrophe losses totaled $30 million in the three months ended December 31, 2009.  There were no net reserve reestimates included in catastrophe losses in the three months ended December 31, 2008.  Favorable reserve reestimates included in catastrophe losses totaled $169 million in the twelve months ended December 31, 2009 compared to unfavorable reserve reestimates totaling $125 million in the twelve months ended December 31, 2008.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRE-TAX PRIOR YEAR RESERVE REESTIMATES(1)

($ in millions)

	Twelve months ended December 31,

	2009	2008	2007	2006	2005

Allstate brand	$(126)	$155	$(167)	$(1,085)	$(613)
Encompass brand	(10)	(3)	(52)	(18)	(22)

Allstate Protection	(136)	152	(219)	(1,103)	(635)

Discontinued Lines and Coverages	24	18	47	132	167

Property-Liability	$(112)	$170	$(172)	$(971)	$(468)

Effect of Property-Liability pre-tax reserve reestimates on the combined ratio	(0.4)	0.7	(0.6)	(3.5)	(1.7)

(1)  Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2009	2008	2007	2006	2005
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,182	$16,660	$16,610	$18,931	$16,761
Claims and claims expense
Provision attributable to the current year	18,858	19,894	17,839	16,988	21,643
Change in provision attributable to prior years (1)	(112)	170	(172)	(971)	(468)
Total claims and claims expense	18,746	20,064	17,667	16,017	21,175

Payments
Claims and claims expense attributable to current year	(11,906)	(12,658)	(10,933)	(10,386)	(12,340)
Claims and claims expense attributable to prior years	(6,994)	(6,884)	(6,684)	(7,952)	(6,665)
Total payments	(18,900)	(19,542)	(17,617)	(18,338)	(19,005)

Net reserve for claims and claims expense, end of year (2)	$17,028	$17,182	$16,660	$16,610	$18,931

Percent change in loss reserves	(0.9)%	3.1%	0.3%	(12.3)%	12.9%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$5	$8	$80	$96	$141
All other property-liability claims	(117)	162	(252)	(1,067)	(609)
Change in pre-tax reserve	$(112)	$170	$(172)	$(971)	$(468)

(2)    Net reserves for claims and claims expense are net of expected reinsurance recoveries of $2.14 billion, $2.27 billion, $2.21 billion, $2.26 billion and $3.19 billion at December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,

	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2009	2009	2009	2009	2008	2007	2006	2005
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,161	$1,194	$1,209	$1,228	$1,228	$1,302	$1,375	$1,373	$1,464
Incurred claims and claims expense	-	(8)	-	-	(8)	8	17	86	139
Claims and claims expense paid (1)	19	(25)	(15)	(19)	(40)	(82)	(90)	(84)	(230)
Ending reserves	$1,180	$1,161	$1,194	$1,209	$1,180	$1,228	$1,302	$1,375	$1,373

Claims and claims expense paid as a percent of ending reserves	(1.6)%	2.2%	1.3%	1.6%	3.4%	6.7%	6.9%	6.1%	16.8%

Environmental claims
Beginning reserves	$200	$189	$191	$195	$195	$232	$194	$205	$232
Incurred claims and claims expense	-	13	-	-	13	-	63	10	2
Claims and claims expense paid (1)	(2)	(2)	(2)	(4)	(10)	(37)	(25)	(21)	(29)
Ending reserves	$198	$200	$189	$191	$198	$195	$232	$194	$205

Claims and claims expense paid as a percent of ending reserves	1.0%	1.0%	1.1%	2.1%	5.1%	19.0%	10.8%	10.8%	14.1%

(1)

Claims and claims expense paid decreased during the fourth quarter of 2009 primarily as a result of $63 million for asbestos and $7 million for environmental attributable to recent commutation activity related to three reinsurers.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009 (1)	2008	2008	2008	2008	2009 (1)	2008

Investments	$62,216	$61,891	$59,861	$59,576	$61,449	$66,547	$72,504	$73,023	$62,216	$61,449

Premiums and deposits *	$1,156	$1,033	$1,399	$1,533	$1,557	$1,896	$4,453	$3,046	$5,121	$10,952
Deposits to contractholder funds	(898)	(802)	(1,152)	(1,298)	(1,286)	(1,663)	(4,211)	(2,824)	(4,150)	(9,984)
Deposits to separate accounts	(27)	(27)	(28)	(28)	(31)	(32)	(33)	(33)	(110)	(129)
Change in unearned premiums and other adjustments	12	28	29	39	14	27	24	39	108	104
Life and annuity premiums	243	232	248	246	254	228	233	228	969	943

Contract charges	255	250	246	238	250	240	238	224	989	952

Premiums and contract charges	498	482	494	484	504	468	471	452	1,958	1,895
Net investment income	737	744	764	819	916	937	943	1,015	3,064	3,811
Periodic settlements and accruals on non-hedge derivative instruments	14	2	(3)	1	(5)	9	7	9	14	20
Contract benefits	(441)	(382)	(407)	(387)	(402)	(418)	(395)	(397)	(1,617)	(1,612)
Interest credited to contractholder funds	(479)	(497)	(520)	(542)	(584)	(604)	(599)	(630)	(2,038)	(2,417)
Amortization of deferred policy acquisition costs	(90)	(108)	(130)	(109)	(144)	(140)	(130)	(117)	(437)	(531)
Operating costs and expenses	(105)	(99)	(105)	(121)	(143)	(134)	(125)	(118)	(430)	(520)
Restructuring and related charges	(1)	(4)	(2)	(18)	(1)	-	-	-	(25)	(1)
Income tax expense on operations	(38)	(43)	(26)	(42)	(52)	(30)	(54)	(71)	(149)	(207)

Operating income	95	95	65	85	89	88	118	143	340	438

Realized capital gains and losses, after-tax	(178)	(151)	82	(170)	(736)	(390)	(627)	(281)	(417)	(2,034)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax (2)	(45)	18	(131)	(19)	102	110	134	39	(177)	385
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(224)	(274)	-	-	-	(224)	(274)
Non-recurring charge for DAC, after-tax	-	-	-	-	(219)	-	-	-	-	(219)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(1)	2	(1)	3	(6)	(4)	(6)	(9)	(13)
Gain (loss) on disposition of operations, after-tax	-	1	1	2	-	2	-	(6)	4	(4)

Net (loss) income	$(137)	$(38)	$19	$(327)	$(1,035)	$(196)	$(379)	$(111)	$(483)	$(1,721)

(1)

Income tax expense for the three months ended March 31, 2009 and twelve months ended December 31, 2009 includes expense of $142 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)

In 2009, DAC amortization relating to realized capital gains and losses resulted primarily from realized capital gains on derivatives.  Additionally, DAC amortization reflects our decision in the second half of 2009 not to recapitalize DAC for credit losses on investments supporting certain fixed annuities following concerns that an increase in the level of expected realized capital losses in 2010 and 2011 may reduce EGP and adversely impact DAC recoverability.  In 2008, DAC accretion resulted primarily from realized capital losses on derivatives and other-than-temporary impairment losses.

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	At or for the Year Ended December 31,

	2009	2008	2007	2006	2005

Investments	$62,216	$61,449	$74,256	$75,951	$75,233

Premiums and deposits	$5,121	$10,952	$9,627	$11,678	$14,395
Deposits to contractholder funds	(4,150)	(9,984)	(8,632)	(10,066)	(12,004)
Deposits to separate accounts and other	(110)	(129)	(136)	(713)	(1,473)
Change in unearned premiums and other adjustments	108	104	11	-	-
Life and annuity premiums	969	943	870	899	918

Contract charges	989	952	996	1,065	1,131

Premiums and contract charges	1,958	1,895	1,866	1,964	2,049
Net investment income	3,064	3,811	4,297	4,173	3,830
Periodic settlements and accruals on non-hedge derivative instruments	14	20	46	56	63
Contract benefits	(1,617)	(1,612)	(1,589)	(1,570)	(1,615)
Interest credited to contractholder funds	(2,038)	(2,417)	(2,682)	(2,614)	(2,371)
Operating costs and expenses (1)	(867)	(1,051)	(1,042)	(1,117)	(1,107)
Restructuring and related charges	(25)	(1)	(2)	(24)	(2)
Income tax expense on operations	(149)	(207)	(279)	(274)	(266)

Operating income	340	438	615	594	581

Realized capital gains and losses, after-tax (2)	(818)	(1,923)	(113)	(14)	(91)
Non-recurring items, after-tax (3)	-	(219)	-	(18)	(22)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(13)	(29)	(36)	(40)
Gain (loss) on disposition of operations, after-tax	4	(4)	(8)	(62)	(12)

Net (loss) income	$(483)	$(1,721)	$465	$464	$416

Life insurance in force, net of reinsurance	$282,443	$280,042	$271,035	$254,726	$234,469

(1)	Includes amortization expense on DAC, excluding that portion relating to realized capital gains and losses.
(2)	Includes amortization expense on DAC and DSI relating to realized capital gains and losses, after-tax.
(3)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND DEPOSITS

($ in millions)

	Three months ended								Twelve months ended

PREMIUMS AND DEPOSITS - BY PRODUCT	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2009	Dec. 31, 2008

Life Products
Interest-sensitive life	$384	$355	$356	$341	$355	$349	$356	$364	$1,436	$1,424
Traditional	121	102	101	92	120	100	99	89	416	408
Accident, health, and other	121	115	114	110	109	104	99	101	460	413
	626	572	571	543	584	553	554	554	2,312	2,245

Annuities
Indexed annuities	155	105	117	127	168	138	151	133	504	590
Fixed deferred annuities	141	196	471	452	474	965	1,037	516	1,260	2,992
Sub-total	296	301	588	579	642	1,103	1,188	649	1,764	3,582
Fixed immediate annuities	73	56	81	90	99	99	85	67	300	350
	369	357	669	669	741	1,202	1,273	716	2,064	3,932

Institutional Products
Funding agreements backing medium-term notes	-	-	-	-	-	-	2,498	1,660	-	4,158

Bank deposits	161	104	159	321	232	141	128	116	745	617

Total	$1,156	$1,033	$1,399	$1,533	$1,557	$1,896	$4,453	$3,046	$5,121	$10,952

PREMIUMS AND DEPOSITS - BY DISTRIBUTION CHANNEL

Allstate agencies	$647	$558	$576	$735	$716	$606	$587	$508	$2,516	$2,417
Financial institutions	105	115	329	347	282	745	833	407	896	2,267
Independent agents	320	342	368	327	409	444	453	392	1,357	1,698
Specialized brokers and other	84	18	126	124	150	101	2,580	1,739	352	4,570

Total	$1,156	$1,033	$1,399	$1,533	$1,557	$1,896	$4,453	$3,046	$5,121	$10,952

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Beginning balance	$53,336	$53,999	$56,621	$58,413	$59,320	$62,419	$61,727	$61,975	$58,413	$61,975

Deposits
Fixed annuities	351	343	635	635	701	1,178	1,237	686	1,964	3,802
Institutional products (funding agreements)	-	-	-	-	-	-	2,498	1,660	-	4,158
Interest-sensitive life insurance	384	355	357	342	353	344	347	360	1,438	1,404
Bank and other deposits	275	208	268	427	329	256	242	211	1,178	1,038
Total deposits	1,010	906	1,260	1,404	1,383	1,778	4,324	2,917	4,580	10,402

Interest credited	481	498	515	531	583	597	599	626	2,025	2,405

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(58)	(212)	(2,552)	(1,951)	(1,139)	(3,330)	(2,243)	(1,887)	(4,773)	(8,599)
Benefits	(353)	(379)	(406)	(450)	(402)	(424)	(421)	(463)	(1,588)	(1,710)
Surrenders and partial withdrawals	(1,540)	(1,184)	(1,235)	(1,213)	(1,474)	(1,334)	(1,318)	(1,187)	(5,172)	(5,313)
Contract charges	(238)	(232)	(227)	(221)	(227)	(219)	(215)	(209)	(918)	(870)
Net transfers from separate accounts	3	2	2	4	3	4	7	5	11	19
Fair value hedge adjustments for institutional products	(6)	1	78	(48)	109	(164)	(67)	66	25	(56)
Other adjustments	(53)	(63)	(57)	152	257	(7)	26	(116)	(21)	160
Total maturities, benefits, withdrawals and other adjustments	(2,245)	(2,067)	(4,397)	(3,727)	(2,873)	(5,474)	(4,231)	(3,791)	(12,436)	(16,369)

Ending balance	$52,582	$53,336	$53,999	$56,621	$58,413	$59,320	$62,419	$61,727	$52,582	$58,413

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Benefit spread
Premiums	$243	$232	$248	$246	$254	$228	$233	$228	$969	$943
Cost of insurance contract charges (1)	158	156	150	152	152	150	151	142	616	595
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(301)	(243)	(267)	(248)	(263)	(281)	(257)	(259)	(1,059)	(1,060)
Total benefit spread (3)	100	145	131	150	143	97	127	111	526	478

Investment spread
Net investment income	737	744	764	819	916	937	943	1,015	3,064	3,811
Implied interest on immediate annuities with life contingencies (2)	(140)	(139)	(140)	(139)	(139)	(137)	(138)	(138)	(558)	(552)
Interest credited to contractholder funds	(490)	(496)	(561)	(579)	(638)	(586)	(563)	(624)	(2,126)	(2,411)
Total investment spread	107	109	63	101	139	214	242	253	380	848

Surrender charges and contract maintenance expense fees (1)	97	94	96	86	98	90	87	82	373	357
Realized capital gains and losses	(275)	(234)	121	(43)	(1,131)	(599)	(965)	(432)	(431)	(3,127)
Amortization of deferred policy acquisition costs	(148)	(80)	(289)	(448)	(692)	11	41	(64)	(965)	(704)
Operating costs and expenses	(105)	(99)	(105)	(121)	(143)	(134)	(125)	(118)	(430)	(520)
Restructuring and related charges	(1)	(4)	(2)	(18)	(1)	-	-	-	(25)	(1)
Gain (loss) on disposition of operations	1	2	1	3	-	3	-	(9)	7	(6)
Income tax benefit (expense) on operations	87	29	3	(37)	552	122	214	66	82	954

Net (loss) income	$(137)	$(38)	$19	$(327)	$(1,035)	$(196)	$(379)	$(111)	$(483)	$(1,721)

Benefit spread by product group
Life insurance	$68	$96	$96	$103	$110	$76	$91	$86	$363	$363
Accident and health	47	50	50	49	46	45	43	43	196	177
Annuities	(15)	(1)	(15)	(2)	(13)	(24)	(7)	(18)	(33)	(62)
Total benefit spread	$100	$145	$131	$150	$143	$97	$127	$111	$526	$478

Investment spread by product group
Annuities and institutional products	$45	$44	$3	$34	$42	$128	$148	$142	$126	$460
Life insurance	1	(2)	7	(3)	10	9	13	16	3	48
Bank	9	8	7	6	6	7	4	5	30	22
Accident and health	3	5	4	4	4	3	2	3	16	12
Net investment income on investments supporting capital	49	54	42	60	77	67	75	87	205	306
Total investment spread	$107	$109	$63	$101	$139	$214	$242	$253	$380	$848

(1) Reconciliation of contract charges
Cost of insurance contract charges	$158	$156	$150	$152	$152	$150	$151	$142	$616	$595
Surrender charges and contract maintenance expense fees	97	94	96	86	98	90	87	82	373	357
Total contract charges	$255	$250	$246	$238	$250	$240	$238	$224	$989	$952

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(301)	$(243)	$(267)	$(248)	$(263)	$(281)	$(257)	$(259)	$(1,059)	$(1,060)
Implied interest on immediate annuities with life contingencies	(140)	(139)	(140)	(139)	(139)	(137)	(138)	(138)	(558)	(552)
Total contract benefits	$(441)	$(382)	$(407)	$(387)	$(402)	$(418)	$(395)	$(397)	$(1,617)	$(1,612)

(3)   Benefit spread in the fourth quarter of 2009 was reduced by $22 million for non-recurring extra-contractual benefit costs.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2009			Three months ended December 31, 2008

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.9%	4.6%	1.3%	5.8%	4.6%	1.2%
Deferred fixed annuities and institutional products	4.4	3.3	1.1	5.1	3.7	1.4
Immediate fixed annuities with and without life contingencies	6.3	6.5	(0.2)	6.6	6.5	0.1
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	4.8	N/A	N/A

	Twelve months ended December 31, 2009			Twelve months ended December 31, 2008

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.6%	0.9%	6.0%	4.6%	1.4%
Deferred fixed annuities and institutional products	4.5	3.4	1.1	5.2	3.7	1.5
Immediate fixed annuities with and without life contingencies	6.3	6.5	(0.2)	6.8	6.5	0.3
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	5.3	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Net investment income	$15	$14	$10	$13	$26	$32	$38	$41	$52	$137
Operating costs and expenses	(108)	(109)	(103)	(90)	(90)	(90)	(90)	(92)	(410)	(362)
Income tax benefit on operations	36	37	36	32	28	28	25	26	141	107

Operating loss	(57)	(58)	(57)	(45)	(36)	(30)	(27)	(25)	(217)	(118)

Realized capital gains and losses,
after-tax	5	3	5	(2)	(5)	(36)	(8)	(19)	11	(68)

Net loss	$(52)	$(55)	$(52)	$(47)	$(41)	$(66)	$(35)	$(44)	$(206)	$(186)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2009	2009	2009	2008

Fixed income securities, at fair value:
Tax-exempt	$14,294	$15,507	$16,894	$16,853	$16,537	$64	$65	$63	$37	$84
Taxable	12,991	12,930	10,164	9,126	7,557	49,222	47,815	44,890	41,731	43,641
Equity securities, at fair value	4,840	4,414	3,118	2,349	2,723	184	189	179	61	82
Mortgage loans	50	78	98	103	104	7,885	8,775	9,308	9,607	10,125
Limited partnership interests	1,674	1,714	1,389	1,384	1,552	1,032	1,021	1,040	1,060	1,191
Short-term, at fair value	503	588	1,303	818	2,152	1,697	1,785	2,162	4,674	3,930
Other	174	127	235	300	212	2,132	2,241	2,219	2,406	2,446
Total	$34,526	$35,358	$33,201	$30,933	$30,837	$62,216	$61,891	$59,861	$59,576	$61,499

Fixed income securities, at amortized cost:
Tax-exempt	$14,177	$15,117	$17,320	$17,336	$17,490	$60	$61	$61	$37	$81
Taxable	13,414	13,404	11,077	10,011	8,346	51,435	50,592	50,711	49,291	50,436
Ratio of fair value to amortized cost	98.9%	99.7%	95.3%	95.0%	93.3%	95.7%	94.5%	88.5%	84.7%	86.6%
Equity securities, at cost	$4,685	$4,106	$3,300	$2,869	$3,030	$160	$168	$183	$78	$107
Short-term, at amortized cost	503	588	1,303	818	2,152	1,697	1,785	2,162	4,673	3,927

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2009	2009	2009	2008

Fixed income securities, at fair value:
Tax-exempt	$670	$766	$752	$663	$733	$15,028	$16,338	$17,709	$17,553	$17,354
Taxable	1,525	1,478	3	28	56	63,738	62,223	55,057	50,885	51,254
Equity securities, at fair value	-	-	-	-	-	5,024	4,603	3,297	2,410	2,805
Mortgage loans	-	-	-	-	-	7,935	8,853	9,406	9,710	10,229
Limited partnership interests	38	35	35	38	48	2,744	2,770	2,464	2,482	2,791
Short-term, at fair value	856	1,097	2,605	2,633	2,824	3,056	3,470	6,070	8,125	8,906
Other	2	1	1	2	1	2,308	2,369	2,455	2,708	2,659
Total	$3,091	$3,377	$3,396	$3,364	$3,662	$99,833	$100,626	$96,458	$93,873	$95,998

Fixed income securities, at amortized cost:
Tax-exempt	$632	$719	$718	$619	$690	$14,869	$15,897	$18,099	$17,992	$18,261
Taxable	1,525	1,474	3	28	61	66,374	65,470	61,791	59,330	58,843
Ratio of fair value to amortized cost	101.8%	102.3%	104.7%	106.8%	105.1%	97.0%	96.6%	91.1%	88.5%	89.0%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,845	$4,274	$3,483	$2,947	$3,137
Short-term, at amortized cost	856	1,097	2,605	2,633	2,824	3,056	3,470	6,070	8,124	8,903

THE ALLSTATE CORPORATION

FIXED INCOME SECURITY PORTFOLIO BY CREDIT RATING

($ in millions)

		PROPERTY-LIABILITY					ALLSTATE FINANCIAL

NAIC		Dec 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
Rating	Credit rating	2009	2009	2009	2009	2008	2009	2009	2009	2009	2008

1	Aaa/Aa/A	$21,714	$22,281	$21,170	$20,329	$18,818	$31,676	$30,922	$29,369	$27,614	$29,286
2	Baa	3,517	4,080	3,854	3,845	3,747	14,681	13,909	12,995	11,918	12,690
3	Ba	849	914	964	865	687	1,635	1,625	1,716	1,519	1,275
4	B	506	489	514	481	496	571	754	438	436	317
5	Caa or lower	552	557	440	395	301	628	593	356	227	131
6	In or near default	147	116	116	64	45	95	77	79	54	26

Total		$27,285	$28,437	$27,058	$25,979	$24,094	$49,286	$47,880	$44,953	$41,768	$43,725

		CORPORATE AND OTHER					CONSOLIDATED

NAIC		Dec 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
Rating	Credit rating	2009	2009	2009	2009	2008	2009	2009	2009	2009	2008

1	Aaa/Aa/A	$2,183	$2,229	$733	$667	$762	$55,573	$55,432	$51,272	$48,610	$48,866
2	Baa	11	12	19	21	21	18,209	18,001	16,868	15,784	16,458
3	Ba	-	-	-	-	-	2,484	2,539	2,680	2,384	1,962
4	B	-	2	2	2	3	1,077	1,245	954	919	816
5	Caa or lower	-	-	-	-	3	1,180	1,150	796	622	435
6	In or near default	1	1	1	1	-	243	194	196	119	71

Total		$2,195	$2,244	$755	$691	$789	$78,766	$78,561	$72,766	$68,438	$68,608

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2009			September 30, 2009			June 30, 2009

	Unrealized Net		Fair value	Unrealized Net		Fair value	Unrealized Net		Fair value
	Capital Gains	Fair	as % of	Capital Gains	Fair	as % of	Capital Gains	Fair	as % of
	and Losses	Value	Amortized Cost (1)	and Losses	Value	Amortized Cost (1)	and Losses	Value	Amortized Cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$203	$7,536	102.8	$255	$8,132	103.2	$253	$4,185	106.4
Municipal	(403)	21,280	98.1	39	22,167	100.2	(1,025)	23,097	95.8
Corporate	345	33,115	101.1	206	32,059	100.6	(1,550)	29,938	95.1
Foreign government	291	3,197	110.0	330	2,874	113.0	244	2,723	109.8
Residential mortgage-backed securities (“RMBS”)	(1,500)	7,987	84.2	(1,756)	8,077	82.1	(2,160)	7,503	77.6
Commercial mortgage-backed securities (“CMBS”)	(925)	2,586	73.7	(1,159)	2,578	69.0	(1,746)	3,237	65.0
Asset-backed securities (“ABS”)	(488)	3,026	86.1	(720)	2,637	78.6	(1,134)	2,051	64.4
Redeemable preferred stock	-	39	100.0	(1)	37	97.4	(6)	32	84.2
Total fixed income securities	(2,477)	78,766	97.0	(2,806)	78,561	96.6	(7,124)	72,766	91.1

Equity securities	179	5,024	103.7	329	4,603	107.7	(186)	3,297	94.7
Short-term investments	-	3,056	100.0	-	3,470	100.0	-	6,070	100.0
Derivatives	(23)	548	96.0	(24)	538	95.7	(15)	449	96.8
Unrealized net capital gains and losses, pre-tax	$(2,321)	$87,394	97.4	$(2,501)	$87,172	97.2	$(7,325)	$82,582	91.9

Amounts recognized for:
Insurance reserves (2)	-			-			-
DAC and DSI (3)	990			2,679			4,064
Amounts recognized	990			2,679			4,064

Deferred income taxes	461			(66)			1,149

Unrealized net capital gains and losses, after-tax	$(870)			$112			$(2,112)

	March 31, 2009			December 31, 2008			September 30, 2008

	Unrealized Net		Fair value	Unrealized Net		Fair value	Unrealized Net		Fair value
	Capital Gains	Fair	as % of	Capital Gains	Fair	as % of	Capital Gains	Fair	as % of
	and Losses	Value	Amortized Cost (1)	and Losses	Value	Amortized Cost (1)	and Losses	Value	Amortized Cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$516	$3,979	114.9	$962	$4,234	129.4	$748	$4,045	122.7
Municipal	(1,225)	22,097	94.7	(1,717)	21,848	92.7	(816)	23,206	96.6
Corporate	(3,452)	28,309	89.1	(3,413)	27,627	89.0	(1,846)	30,795	94.3
Foreign government	366	2,475	117.4	469	2,675	121.3	323	2,612	114.1
RMBS	(1,721)	6,307	78.6	(1,445)	6,565	82.0	(982)	7,516	88.4
CMBS	(2,044)	3,661	64.2	(1,994)	3,846	65.9	(763)	5,209	87.2
ABS	(1,313)	1,587	54.7	(1,348)	1,787	57.0	(821)	2,590	75.9
Redeemable preferred stock	(11)	23	67.6	(10)	26	72.2	(4)	35	89.7
Total fixed income securities	(8,884)	68,438	88.5	(8,496)	68,608	89.0	(4,161)	76,008	94.8

Equity securities	(537)	2,410	81.8	(332)	2,805	89.4	76	4,228	101.8
Short-term investments	1	8,125	100.0	3	8,906	100.0	-	8,707	100.0
Derivatives	16	432	103.8	11	301	103.8	(14)	228	94.2
Unrealized net capital gains and losses, pre-tax	$(9,404)	$79,405	89.4	$(8,814)	$80,620	90.1	$(4,099)	$89,171	95.6

Amounts recognized for:
Insurance reserves (2)	-			(378)			(456)
DAC and DSI (3)	3,785			3,500			2,286
Amounts recognized	3,785			3,122			1,830

Deferred income taxes	1,852			1,954			794

Unrealized net capital gains and losses, after-tax	$(3,767)			$(3,738)			$(1,475)

(1)       Comparing percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)       The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3)       The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  Only the unrealized net capital losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation.  The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses.  Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.  The DAC adjustment balance (88% of the total DAC and DSI adjustment balance) was limited as of December 31, 2008 and March 31, 2009 because the calculated amount, when added to the DAC balance before the impact of unrealized capital gains and losses, was greater than originally deferred costs plus interest.  The DSI adjustment balance was limited as of December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.  In periods subsequent to the adjustment balance reaching the limitation, the change in the adjustment will not trend in a linear relationship with the change in unrealized gains and losses until such time as the adjustment balance is below the limitation.  The DAC and DSI adjustment balance is below the limitation as of December 31, 2009.  The limitation amount changes from period to period based on changes in the DAC and DSI balance before the impact of unrealized capital gains and losses, as well as new deferrals and interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of December 31, 2009

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross Unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,345	$4,131	$81	$(367)	$3,845	95.1%	88.5%
Financial services	3,482	3,370	95	(100)	3,365	96.8	96.6
Utilities	5,752	5,755	291	(79)	5,967	100.1	103.7
Consumer goods (cyclical and non-cyclical)	4,872	4,917	202	(75)	5,044	100.9	103.5
Transportation	1,670	1,684	59	(50)	1,693	100.8	101.4
Capital goods	3,363	3,367	127	(42)	3,452	100.1	102.6
Communications	1,841	1,826	83	(26)	1,883	99.2	102.3
Basic industry	1,501	1,520	68	(21)	1,567	101.3	104.4
Technology	1,132	1,157	40	(13)	1,184	102.2	104.6
Energy	2,132	2,143	89	(13)	2,219	100.5	104.1
FDIC guaranteed	1,513	1,523	18	-	1,541	100.7	101.9
Other	1,528	1,377	39	(61)	1,355	90.1	88.7
Total corporate fixed income portfolio	33,131	32,770	1,192	(847)	33,115	98.9	100.0

U.S. government and agencies	7,580	7,333	219	(16)	7,536	96.7	99.4
Municipal	27,425	21,683	537	(940)	21,280	79.1	77.6
Foreign government	3,375	2,906	306	(15)	3,197	86.1	94.7
RMBS	9,984	9,487	130	(1,630)	7,987	95.0	80.0
CMBS	3,790	3,511	30	(955)	2,586	92.6	68.2
ABS	3,974	3,514	62	(550)	3,026	88.4	76.1
Redeemable preferred stock	47	39	1	(1)	39	83.0	83.0
Total fixed income securities	$89,306	$81,243	$2,477	$(4,954)	$78,766	91.0	88.2

(1)                 Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These included corporate, municipal, foreign government, U.S. government and agencies and ABS zero-coupon securities with par value of $882 million, $8.19 billion, $1.42 billion, $792 million and $29 million, respectively.

(2)                 Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 99.5% for corporates, 100.0% for municipals, 103.9% for foreign governments and 101.6% for U.S. government and agencies.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 100.4% for corporates, 99.5% for municipals, 108.8% for foreign governments and 102.7% for U.S. government and agencies.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of December 31, 2009

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	Value	gain/(loss)	Value	gain/(loss)	Value	gain/(loss)	Value	gain/(loss)	Value	gain/(loss)	Value	Value	gain/(loss)

U.S. government and agencies	$7,536	$203	$-	$-	$-	$-	$-	$-	$-	$-	$7,580	$7,536	$203

Municipal
Tax exempt	1,605	106	5,839	175	4,385	53	2,474	(73)	725	(102)	16,481	15,028	159
Taxable	133	1	2,003	(83)	1,481	(114)	785	(181)	163	(78)	9,149	4,565	(455)
Auction rate securities	1,350	(50)	71	(4)	85	(7)	78	(22)	103	(24)	1,795	1,687	(107)

Corporate
Public	1,985	20	1,685	36	5,444	219	8,530	273	1,047	(41)	18,077	18,691	507
Privately placed	653	23	1,108	31	3,286	113	6,237	33	1,501	(77)	12,981	12,785	123
Hybrid	-	-	95	5	564	(92)	614	(154)	366	(44)	2,073	1,639	(285)

Foreign government	1,974	234	396	6	455	37	361	14	11	-	3,375	3,197	291

RMBS
U.S. government sponsored entities	5,011	108	-	-	-	-	-	-	-	-	4,818	5,011	108
Prime residential mortgage-backed securities	498	(26)	65	(12)	54	(12)	11	(7)	75	(30)	801	703	(87)
Alt-A residential mortgage-backed securities	73	(9)	34	(8)	34	(12)	136	(38)	361	(186)	1,143	638	(253)
Subprime residential mortgage-backed securities	211	(29)	446	(198)	126	(115)	115	(75)	737	(851)	3,222	1,635	(1,268)

CMBS	1,368	(108)	282	(153)	268	(176)	312	(152)	356	(336)	3,790	2,586	(925)

ABS
Collateralized debt obligations	48	(10)	349	(27)	449	(75)	234	(96)	429	(244)	2,340	1,509	(452)
Consumer and other asset-backed securities	662	(7)	259	(3)	235	(9)	310	(9)	51	(8)	1,634	1,517	(36)

Redeemable preferred stock	-	-	-	-	2	-	31	-	6	-	47	39	-
Total fixed income securities	$23,107	$456	$12,632	$(235)	$16,868	$(190)	$20,228	$(487)	$5,931	$(2,021)	$89,306	$78,766	$(2,477)

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

Impairment write-downs (1)	$(270)	$(381)	$(291)	$(620)	$(652)	$(666)	$(250)	$(415)	$(1,562)	$(1,983)
Change in intent write-downs (2)	(215)	(11)	(26)	(105)	(241)	(453)	(1,015)	(43)	(357)	(1,752)
Net other-than-temporary impairment losses recognized in earnings	(485)	(392)	(317)	(725)	(893)	(1,119)	(1,265)	(458)	(1,919)	(3,735)
Sales	390	201	263	418	(357)	(137)	(73)	103	1,272	(464)
Valuation of derivative instruments	166	(269)	367	103	(884)	(111)	40	(325)	367	(1,280)
Settlements of derivative instruments	(110)	(92)	52	(12)	299	79	83	25	(162)	486
EMA limited partnership income (3)	6	33	(37)	(143)	(97)	-	-	-	(141)	(97)
Total	$(33)	$(519)	$328	$(359)	$(1,932)	$(1,288)	$(1,215)	$(655)	$(583)	$(5,090)

(1)

Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(2)

Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

(3)

Beginning in the fourth quarter of 2008, income from limited partnership interests accounted for utilizing the equity method of accounting (“EMA LP”) is reported in realized capital gains and losses. EMA LP income for periods prior to the fourth quarter of 2008 is reported in net investment income.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$180	$204	$217	$225	$228	$223	$225	$221	$826	$897
Taxable	126	120	111	109	125	142	159	185	466	611
Equity securities	29	13	18	15	32	22	29	30	75	113
Mortgage loans	-	2	1	1	1	9	10	11	4	31
Limited partnership interests (5)	4	2	2	1	(1)	(15)	16	37	9	37
Short-term	2	1	1	3	11	15	10	11	7	47
Other	1	2	-	1	(2)	5	1	1	4	5
Sub-total	342	344	350	355	394	401	450	496	1,391	1,741
Less: Investment expense	(18)	(18)	(16)	(11)	(7)	(15)	(19)	(26)	(63)	(67)
Net investment income (7)	$324	$326	$334	$344	$387	$386	$431	$470	$1,328	$1,674
Net investment income, after-tax	$266	$273	$282	$290	$321	$320	$349	$376	$1,111	$1,366

PRE-TAX YIELDS (1)
Fixed income securities:
Tax-exempt	4.9	5.0	5.0	5.2	5.2	5.1	5.1	5.1	5.1	5.1
Equivalent yield for tax-exempt	7.1	7.3	7.3	7.6	7.6	7.4	7.4	7.4	7.4	7.4
Taxable	3.7	3.9	4.2	4.7	6.0	5.9	5.4	5.4	4.1	5.6
Equity securities	2.7	1.5	2.2	2.1	3.6	2.2	2.9	3.1	2.1	3.0
Mortgage loans	5.0	4.5	4.5	4.5	5.8	7.5	5.4	5.4	4.7	6.1
Limited partnership interests	0.8	0.6	0.4	0.3	(0.4)	(3.7)	4.1	10.0	0.6	2.3
Total portfolio (2)	3.9	3.9	4.1	4.3	4.7	4.5	4.8	5.1	4.1	4.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(12)	$27	$9	$(28)	$17	$(55)	$(5)	$12	$(4)	$(31)
Taxable	(40)	-	(3)	(7)	(52)	(203)	(211)	(106)	(50)	(572)
Equity securities	336	(22)	26	(138)	(632)	(402)	(131)	45	202	(1,120)
Limited partnership interests	19	11	(30)	(164)	(100)	(10)	(2)	-	(164)	(112)
Derivatives and other	(68)	(306)	199	23	(25)	36	111	(145)	(152)	(23)
Total	$235	$(290)	$201	$(314)	$(792)	$(634)	$(238)	$(194)	$(168)	$(1,858)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs (3)	$(91)	$(100)	$(87)	$(256)	$(170)	$(242)	$(51)	$(175)	$(534)	$(638)
Change in intent write-downs (4) (6)	(6)	(10)	(1)	(72)	(50)	(179)	(253)	(19)	(89)	(501)
Net other-than-temporary impairment losses recognized in earnings	(97)	(110)	(88)	(328)	(220)	(421)	(304)	(194)	(623)	(1,139)
Sales(6)	377	91	93	50	(480)	(251)	(47)	143	611	(635)
Valuation of derivative instruments	53	(209)	188	20	(239)	34	32	(123)	52	(296)
Settlements of derivative instruments	(121)	(99)	11	6	224	4	81	(20)	(203)	289
EMA LP income (7)	23	37	(3)	(62)	(77)	-	-	-	(5)	(77)
Total	$235	$(290)	$201	$(314)	$(792)	$(634)	$(238)	$(194)	$(168)	$(1,858)

(1)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments includes fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)

Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(4)

Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

(5)	At December 31, 2009, we have commitments to invest in additional limited partnership interests totaling $630 million.

(6)

Includes $2 million and $37 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months and twelve months ended December 31, 2009, respectively.

(7)

Beginning in the fourth quarter of 2008, income from EMA LP is reported in realized capital gains and losses. EMA LP income for periods prior to the fourth quarter of 2008 is reported in net investment income. The amount of EMA LP income included in the Property-Liability net investment income was $(24) million, $9 million and $30 million for the three months ended September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

NET INVESTMENT INCOME
Fixed income securities	$657	$654	$658	$699	$760	$792	$788	$843	$2,668	$3,183
Equity securities	1	2	1	1	1	2	2	2	5	7
Mortgage loans	109	119	130	136	147	145	146	149	494	587
Limited partnership interests (5)	2	2	2	2	(3)	(4)	13	24	8	30
Short-term	1	2	2	7	19	31	33	16	12	99
Other	(4)	(7)	(4)	(1)	17	4	(1)	25	(16)	45
Sub-total	766	772	789	844	941	970	981	1,059	3,171	3,951
Less: Investment expense	(29)	(28)	(25)	(25)	(25)	(33)	(38)	(44)	(107)	(140)
Net investment income (6)	$737	$744	$764	$819	$916	$937	$943	$1,015	$3,064	$3,811
Net investment income, after-tax	$480	$489	$500	$535	$595	$613	$620	$665	$2,004	$2,493

PRE-TAX YIELDS (1)
Fixed income securities	5.2	5.2	5.3	5.6	5.9	5.9	5.7	5.8	5.3	5.8
Equity securities	3.7	3.1	4.8	2.9	3.9	4.9	6.5	4.8	3.6	5.3
Mortgage loans	5.2	5.3	5.5	5.5	5.8	5.7	5.8	5.8	5.4	5.8
Limited partnership interests	1.0	0.6	0.7	0.8	(1.0)	(1.2)	4.7	9.2	0.8	2.7
Total portfolio (2)	4.7	4.7	4.8	5.0	5.5	5.4	5.3	5.7	4.8	5.5

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(342)	$(64)	$2	$140	$(444)	$(489)	$(909)	$(235)	$(264)	$(2,077)
Equity securities	2	1	1	(25)	(4)	(2)	(20)	(3)	(21)	(29)
Mortgage loans	(30)	(66)	(16)	(32)	(45)	(10)	(37)	1	(144)	(91)
Limited partnership interests	(26)	(32)	(53)	(171)	(46)	(27)	(4)	1	(282)	(76)
Derivatives and other	121	(73)	187	45	(592)	(71)	5	(196)	280	(854)
Total	$(275)	$(234)	$121	$(43)	$(1,131)	$(599)	$(965)	$(432)	$(431)	$(3,127)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs (3)	$(179)	$(281)	$(204)	$(357)	$(476)	$(372)	$(199)	$(209)	$(1,021)	$(1,256)
Change in intent write-downs (4)	(209)	(1)	(25)	(33)	(191)	(270)	(762)	(24)	(268)	(1,247)
Net other-than-temporary impairment losses recognized in earnings	(388)	(282)	(229)	(390)	(667)	(642)	(961)	(233)	(1,289)	(2,503)
Sales	10	106	163	359	120	114	(14)	(42)	638	178
Valuation of derivative instruments	113	(60)	179	83	(645)	(146)	8	(202)	315	(985)
Settlements of derivative instruments	11	7	41	(18)	75	75	2	45	41	197
EMA LP income (6)	(21)	(5)	(33)	(77)	(14)	-	-	-	(136)	(14)
Total	$(275)	$(234)	$121	$(43)	$(1,131)	$(599)	$(965)	$(432)	$(431)	$(3,127)

(1)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments include fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)

Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(4)

Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

(5)	At December 31, 2009, we have commitments to invest in additional limited partnership interests totaling $802 million.
(6)

Beginning in the fourth quarter of 2008, income from EMA LP is reported in realized capital gains and losses. EMA LP income for periods prior to the fourth quarter of 2008 is reported in net investment income. The amount of EMA LP income included in Allstate Financial’s net investment income was $(9) million, $8 million and $15 million for the three months ended September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

 - amortization of DAC and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

 - gain (loss) on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.   Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.   We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.    We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the 2009 combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses.  Return on equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on equity from return on equity is the transparency and understanding of their significance to return on equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on equity and return on equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on equity should not be considered as a substitute for return on equity and does not reflect the overall profitability of our business.  A reconciliation of return on equity and operating income return on equity can be found in the schedule, “Return on Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Premiums and deposits is an operating measure that we use to analyze production trends for Allstate Financial sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products including the net new deposits of Allstate Bank, which we account for under GAAP as increases to liabilities rather than as revenue.  An illustration of where premiums and deposits are reflected in the consolidated financial statements is included in the schedule, “Allstate Financial Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.